SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

Definitive additional materials
Soliciting material pursuant to Rule 14a-12
Virtus Alternative Solutions Trust
Registration Nos. 811-22906 and 333-191940
Virtus Asset Trust
Registration Nos. 811-07705 and 333-08045
Virtus Equity Trust
Registration Nos. 811-00945 and 333-118174
Virtus Opportunities Trust
Registration Nos. 811-07455 and 333-65137
(Name of Registrant as Specified in Its Charter/Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials:

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Virtus Alternative Solutions Trust
Virtus Asset Trust
Virtus Equity Trust
Virtus Opportunities Trust
(each, a “Trust” and together, the “Trusts”)
Dear Fund Shareholder:
Each of the Trusts, and each series of the Trusts (each, a “Fund” and collectively, the “Funds”) will hold a special meeting of shareholders at 3:00 p.m. Eastern time, on June 28, 2022 (the “Meeting”). The Meeting has been scheduled as a virtual meeting at which no one will be allowed to attend in person. I encourage you to take the time to read the enclosed proxy statement and vote your shares. You can register to attend the Meeting at https://www.viewproxy.com/VirtusFunds/broadridgevsm/.
Shareholders of each Trust as of the Record Date (as defined below) will be asked to vote on the election of Trustees of their respective Trust (proposal 1 below). With respect to all other proposals included in the Proxy Statement (proposals 2-5 below), Shareholders of certain Funds will be asked to vote on the proposal, in each case voting solely with respect to that Fund.
As described in the Proxy Statement, the Meeting has been called for the following purposes:
1.   To be voted on by all Shareholders of each Trust, voting separately by their respective Trust: To elect seven Trustees of the Trusts, as described in the attached Proxy Statement;
2.   To be voted on by all Shareholders of the Manager of Manager Funds (listed below), voting separately by each such Fund: To approve a proposal authorizing Virtus Alternative Investment Advisers, Inc., with respect to the Manager of Manager Funds in Virtus Alternative Solutions Trust and Virtus Opportunities Trust, Virtus Fund Advisers, LLC, with respect to the Manager of Manager Funds in Virtus Asset Trust, and Virtus Investment Advisers, Inc., with respect to all other Manager of Manager Funds, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for that Fund or to materially modify subadvisory agreements for that Fund without shareholder approval, and to permit that Fund to disclose advisory and subadvisory fee information in an aggregated manner, as described in the attached Proxy Statement;
3.   To be voted on by all Shareholders of the Virtus Duff & Phelps Real Estate Securities Fund, Virtus Newfleet Low Duration Core Plus Bond Fund, Virtus Newfleet Tax-Exempt Bond Fund and Virtus Vontobel Emerging Markets Opportunities Fund, voting separately by each such Fund: To approve a proposal to amend the fundamental restrictions of the Fund with respect to loans;

4.   To be voted on by all Shareholders of the Virtus Duff & Phelps Real Estate Securities Fund and the Virtus Newfleet Multi-Sector Short Term Bond Fund, voting separately by each Fund: To approve a proposal to reclassify the investment objective of each Fund from fundamental to non-fundamental;
5.   To be voted on by all Shareholders of the Virtus Silvant Large Cap Growth Stock Fund. voting separately: To approve a proposal to change the Fund’s status from diversified to non-diversified; and
6.   To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.
The Board of Trustees of each Trust unanimously recommends that you vote FOR the Proposals specified above.
The Boards of Trustees of the Trusts have fixed the close of business on May 16, 2022, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. With respect to each Trust, the proxy is being solicited on behalf of the Board of Trustees of such Trust.
By Order of the Board of Trustees,

Kevin J. Carr
Secretary of Virtus Asset Trust,
Virtus Equity Trust and Virtus
Opportunities Trust and Assistant
Secretary of Virtus Alternative
Solutions Trust
May 19, 2022
YOUR VOTE IS IMPORTANT
It is important that your shares be represented at the Meeting by virtual presence or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, then please give your voting instructions by internet, by touch-tone telephone, or by marking, dating and signing the enclosed proxy card and returning it in the prepaid envelope enclosed for your convenience to ensure that your shares are represented. Please give your voting instructions or submit your proxy card promptly in order to avoid any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON June 28, 2022
This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, Shareholders can find important information about each Fund in its Annual Report, dated October 31, 2021, December 31, 2021, September 30, 2021 and September 30, 2021 with respect to Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust and Virtus Opportunities Trust, including financial reports for the fiscal year ended October 31, 2021, December 31, 2021, September 30, 2021 and September 30, 2021, respectively, and in such Fund’s Semi-Annual report, dated April 30, 2021, June 30, 2021, March 31, 2021 and March 31, 2021, respectively. The Funds’ Annual Report and Semi-Annual Report are available, without charge, upon request by calling 1-800-243-1574. Copies also can be obtained free of charge from the SEC’s website at www.sec.gov and the Funds’ website at www.virtus.com.
Manager of Managers Funds (Proposal 2)
Virtus Alternative Solutions Trust
Virtus Duff & Phelps Select MLP and Energy Fund
Virtus KAR Long/Short Equity Fund
Virtus Asset Trust
Virtus Ceredex Large-Cap Value Equity Fund
Virtus Ceredex Mid-Cap Value Equity Fund
Virtus Ceredex Small-Cap Value Equity Fund
Virtus Seix Core Bond Fund
Virtus Seix Corporate Bond Fund
Virtus Seix Floating Rate High Income Fund
Virtus Seix High Grade Municipal Bond Fund
Virtus Seix High Income Fund
Virtus Seix High Yield Fund
Virtus Seix Investment Grade Tax-Exempt Bond Fund
Virtus Seix Short-Term Bond Fund
Virtus Seix Short-Term Municipal Bond Fund
Virtus Seix Total Return Bond Fund
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
Virtus Seix U.S. Mortgage Fund
Virtus Seix Ultra-Short Bond Fund
Virtus SGA International Growth Fund

Virtus Silvant Large-Cap Growth Stock Fund
Virtus Silvant Small-Cap Growth Stock Fund
Virtus Zevenbergen Innovative Growth Stock Fund
Virtus Equity Trust
Virtus KAR Capital Growth Fund
Virtus KAR Global Quality Dividend Fund
Virtus KAR Mid-Cap Core Fund
Virtus KAR Mid-Cap Growth Fund
Virtus KAR Small-Cap Core Fund
Virtus KAR Small-Cap Growth Fund
Virtus KAR Small-Cap Value Fund
Virtus KAR Small-Mid Cap Core Fund
Virtus SGA Emerging Markets Growth Fund
Virtus SGA Global Growth Fund
Virtus Tactical Allocation Fund
Virtus Opportunities Trust
Virtus Duff & Phelps Global Infrastructure Fund
Virtus Duff & Phelps Global Real Estate Securities Fund
Virtus Duff & Phelps International Real Estate Securities Fund
Virtus Duff & Phelps Real Estate Securities Fund
Virtus FORT Trend Fund
Virtus KAR Emerging Markets Small-Cap Fund
Virtus KAR International Small-Mid Cap Fund
Virtus Newfleet Core Plus Bond Fund
Virtus Newfleet High Yield Fund
Virtus Newfleet Low Duration Core Plus Bond Fund
Virtus Newfleet Multi-Sector Intermediate Bond Fund
Virtus Newfleet Multi-Sector Short-Term Bond Fund
Virtus Newfleet Senior Floating Rate Fund
Virtus Newfleet Tax-Exempt Bond Fund
Virtus Vontobel Emerging Markets Opportunities Fund
Virtus Vontobel Foreign Opportunities Fund
Virtus Vontobel Global Opportunities Fund
Virtus Vontobel Greater European Opportunities Fund

VIRTUS ASSET TRUST
VIRTUS ALTERNATIVE SOLUTIONS TRUST
VIRTUS EQUITY TRUST
VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on June 28, 2022
To the Shareholders:
NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust and Virtus Opportunities Trust, each a Delaware statutory trust, altogether referred to herein as the “Trusts”, will be held on June 28, 2022 at 3:00 p.m. Eastern Time and any adjournments thereof (the “Meeting”). In light of public health concerns regarding the coronavirus outbreak, the Meeting with be held in a virtual meeting format only. To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/VirtusFunds/broadridgevsm/. The Funds identified in Proposal 2 of the Proxy Statement are referred to herein as the “Manager of Managers Funds.” The Meeting will be held for the following purposes:
	Proposal	To be voted on by shareholders of:
Proposal 1	To elect seven Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected	All Funds, voting separately as to their respective Trust.
Proposal 2	To approve a proposal to permit Virtus Alternative Investment Advisers, Inc., with respect to the Manager of Managers Funds in Virtus Alternative Solutions Trust and Virtus Opportunities Trust, Virtus Fund Advisers, LLC, with respect to the Manager of Manager Funds in Virtus Asset Trust, and	All Manager of Managers Funds, with each Fund voting separately

	Proposal	To be voted on by shareholders of:
Virtus Investment Advisers, Inc., as the investment adviser to all the other Manager of Managers Funds, to hire, terminate and replace subadvisers for the Funds or to modify subadvisory agreements for the Funds without shareholder approval, and to permit the Funds to disclose advisory and subadvisory fee information in an aggregated manner.
Proposal 3	To approve a proposal to amend the fundamental restrictions of the Fund with respect to loans	Virtus Duff & Phelps Real Estate Securities Fund, Virtus Newfleet Low Duration Core Plus Bond Fund, Virtus Newfleet Tax-Exempt Bond Fund and Virtus Vontobel Emerging Markets Opportunities Fund, with each Fund voting separately
Proposal 4	To approve a proposal to reclassify the investment objective of the Funds from fundamental to non-fundamental	Virtus Duff & Phelps Real Estate Securities Fund and Virtus Newfleet Multi-Sector Short Term Bond Fund, with each Fund voting separately
Proposal 5	To approve a proposal to change the Fund’s status from diversified to non-diversified; and	Virtus Silvant Large Cap Growth Stock Fund
The Trusts will conduct any other business as may properly come before the Meeting or any adjournment(s) thereof.
The Board of Trustees has fixed the close of business on May 16, 2022, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the meeting, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:
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Through the Internet — log on at the Internet address provided on the proxy card

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By telephone — call the toll-free number listed on the proxy card

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By mail — using the enclosed Proxy Card(s) and postage paid envelope

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At the Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.
If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.
By order of the Board of Trustees
Kevin J. Carr
Title: Secretary of Virtus Asset Trust,
Virtus Equity Trust and
Virtus Opportunities Trust and
Assistant Secretary of Virtus Alternative Solutions Trust
May 17, 2022
Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately following this notice. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
1.
Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

VIRTUS ALTERNATIVE SOLUTIONS TRUST
VIRTUS ASSET TRUST
VIRTUS EQUITY TRUST
VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301
(800) 243-1574
SPECIAL MEETING OF SHAREHOLDERS
To be held on June 28, 2022
PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Virtus Alternative Solutions Trust (“VAST”), Virtus Asset Trust (“VAT”), Virtus Equity Trust (“VET”) and Virtus Opportunities Trust (“VOT”), each a Delaware statutory trust, altogether referred to herein as the “Trusts.” Each series of a Trust is referred to as a “Fund” and, collectively, as the “Funds” unless otherwise specified. The Funds identified in Proposal 2 of the Proxy Statement are referred to herein as the “Manager of Managers Funds.” The proxies will be used at the special meeting of shareholders to be held on June 28, 2022 at 3:00 p.m. (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. In light of public health concerns regarding the coronavirus outbreak, the Meeting with be held in a virtual meeting format only. To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/VirtusFunds/broadridgevsm/.
This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about June 10, 2022 or as soon as practicable thereafter. The close of business on May 16, 2022 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder of VAST, VAT, VET and VOT shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder, on any matter on which such shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. The number of shares outstanding on the Record Date is listed on Appendix B attached to this Proxy Statement.
Copies of the Trusts’ most recent annual and/or semi-annual reports are available free of charge via the Internet at www.virtus.com, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trusts. Broadridge Investor Communication Solutions, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $5,250,000. The proxy solicitation costs related to Proposal 1 will be allocated to each Fund within each Trust based on average net assets. The proxy solicitation costs related to each of the other Proposals will be allocated to the Funds that are voting on that Proposal and, to the extent possible, will be paid directly by such Fund or will be allocated based on average net assets.
Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.
Thirty-three and one-third percent (33 1/3%) of the outstanding shares of a Trust must be present in person or by proxy to constitute a quorum for the transaction of business for that Trust. If the necessary quorum to transact business is not obtained, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. In the event that a quorum is present but sufficient votes have not been received, the Meeting may be adjourned. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.
Votes cast by proxy or at the Meeting will be counted by persons appointed by the Funds as inspectors of election for the meeting. Each shareholder of VAST, VAT, VET, and VOT is entitled to one vote for each dollar of net asset value of each share owned by such shareholder. Fractional shares are entitled to a proportionate fractional vote, which will be counted. The inspectors of election will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.
With respect to the election of Trustees (Proposal 1), all Nominees under Proposal 1 receiving a plurality of the votes cast by shareholders of each Trust will be elected as Trustees, so neither abstentions nor broker non-votes have an effect on the outcome of the proposal. Approval of Proposals 2, 3, 4 and 5 requires the “affirmative vote of a majority of the outstanding shares” of each applicable Fund at the close of business on the record date. For this purpose, an affirmative vote of a majority of a Fund’s outstanding shares is defined by the 1940 Act, as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund.
Because “affirmative” votes are necessary to approve proposals 2-5, abstentions and broker non-votes have the effect of negative votes on these proposals. Treating broker non-votes as shares voted against a proposal may result in a proposal not being approved, even though the votes cast in favor of the proposal would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. The Funds expect that broker-dealer firms holding shares of the Funds’ stock in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the election of Trustees. The Funds understand that, under the rules of the NYSE, such broker-dealers may grant authority to the proxies designated by the Funds to vote on the election of Trustees for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.
In tallying shareholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against the election of Trustees.
Proposal 1 will be voted on by shareholders of the Funds voting at the Trust level. Proposal 2 will be voted on by shareholders of the Manager of Managers Funds, each voting at the Fund level. Proposal 3 will be voted on by shareholders of the Virtus Real Estate Securities Fund, Virtus Newfleet Low Duration Core Plus Bond Fund, Virtus Newfleet Tax-Exempt Bond Fund and Virtus Vontobel Emerging Markets Opportunities Fund, each voting at the Fund level. Proposal 4 will be voted on by shareholders of the Virtus Real Estate Securities Fund and the Virtus Multi-Sector Short-Term Bond Fund, each voting at the Fund level. Proposal 5 will be voted on by shareholders of the Virtus Silvant Large Cap Growth Stock Fund, voting at the Fund level.

BOARD OF TRUSTEES RECOMMENDATION
Each Board of Trustees met on March 2, 2022, in a virtual meeting format in light of public health concerns regarding the spread of COVID-19, to discuss the proposals contained in this Proxy Statement. Each Board voted unanimously to approve the proposals. Each Board of Trustees recommends that you vote “FOR” each of the nominees named in Proposal 1 and “FOR” all of the proposals contained in this Proxy Statement.

PROPOSAL 1: TO ELECT SEVEN TRUSTEES
TO THE BOARD OF TRUSTEES
It is proposed that the seven nominees described herein (the “Nominees”), four of whom currently serve as Trustees of the Trusts, be elected to the Board at the Meeting. If elected, the seven Nominees would join five current Trustees who were previously elected to the Board of each Trust by shareholders, and would constitute a full Board of twelve Trustees. Trustees would serve until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal. The Agreement and Declaration of Trust (“Declaration of Trust”) of each Trust does not require the annual election of Trustees. Further, the Declarations of Trust provide that any vacancy resulting from any reason, including the resignation of a Trustee, may be filled by a majority of the remaining Trustees, provided that immediately after filling any such vacancy at least two-thirds of the Trustees holding office have been elected to such office by the shareholders at a meeting called for the purpose. Biographical information regarding each of the nominees is provided below.
The role of each Trust’s Board is to provide general oversight of the Trust’s business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet at least quarterly and review the Funds’ performance and oversee the services provided to the Trust by the investment adviser, subadvisers and the Trust’s other service providers. During each Trust’s most recent fiscal year, the Board met five times in regularly scheduled meetings and six, five, five and five times in special meetings for VAST, VAT, VET, and VOT, respectively, with all Trustees attending at least 75 percent of the meetings.
There are a number of legal and regulatory requirements applicable to the composition of the Trusts’ Board. In addition to the requirements of the governing documents of the Trusts discussed above, the 1940 Act permits the existing members of a mutual fund’s board of directors/trustees to appoint new members in certain circumstances. Mutual funds are required to call a shareholder meeting to elect board members if at any time less than a majority of the members holding office have been elected by shareholders. The 1940 Act also requires that at least a majority of a mutual fund’s board be comprised of directors/trustees who are not considered to be “interested persons” (as defined in the 1940 Act) of a fund or its adviser, underwriter or their controlling companies, in order to meet certain “fund governance standards” under the 1940 Act. These non-interested trustees are referred to herein as “Independent Trustees.” All of the Nominees, if elected, will be considered non-interested with respect to the Trust’s Adviser, subadvisers and underwriter, or any of their affiliates.

At the meeting held on March 2, 2022, the Governance and Nominating Committee of the Board determined to recommend to the full Board the Nominees described below for election to the Board. Acting on that recommendation, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trusts to vote on the election of the Nominees. If elected, any newly elected Trustees will join the Trust’s Board shortly after being elected.
With regard to the current Trustees, Ms. McNamara and Messrs. Aylward, Burke, Mallin, and McLoughlin have previously been elected as such by shareholders at a shareholder meeting held on October 31, 2006, with respect to Ms. McNamara and Mr. McLoughlin, and on May 19, 2016, with respect to Messrs. Aylward, Burke, and Mallin, and they will remain as Trustees of the Trusts. With regard to the Nominees, Ms. McDaniel, Dr. Harris and Messrs. Walton and Zino were appointed to the Board by the then-existing Trustees of the Board, but have not been elected as such by shareholders. Mses. Cogan and DeCotis and Mr. Drummond, who do not currently serve as Trustees for the Trusts, are also Nominees. However, each has served as an Advisory Board Member of the Trusts since February 1, 2021 and also currently serves as a Director/Trustee of open-end and closed-end funds managed by an affiliate of Virtus.
The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees of the Nominees named below. The Board recommends that the shareholders elect the persons whom they have nominated for election.
Each of the Nominees has agreed to serve, or continue to serve, as a Trustee if elected. If, at the time of the Meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which Trustees are elected and the selection and qualification of their successors.
The following table sets forth the names, ages, principal occupations and other information relating to the Trustees and Nominees. Unless otherwise noted, the address of each Trustee and Nominee is c/o [Virtus Trust name], One Financial Plaza, Hartford, Connecticut 06103. There is no stated term of office for Trustees.

Independent Nominees
Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Cogan, Sarah E. YOB: 1956	N/A	110	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.
DeCotis, Deborah A. YOB: 1952	N/A	110	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee,	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®,

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
			Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (11 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Drummond, F. Ford YOB: 1962	N/A	110	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board;, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017),

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (11 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949	Served since 2017	103	Private Investor (since 2021); Dean Emeritus (since 2015); Professor (2015 to 2021 and 1997 to 2014), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
McDaniel, Connie D. YOB: 1958	Served since 2017	103	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc;

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
Walton, R. Keith YOB: 1964	Served since 2020.	110	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC ; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC;	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus AllianzGI Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund,

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
			Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University.	Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952	Served since 2020.	110	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Closed-End Funds

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/ Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
(7 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014),Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Independent Trustees
Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960	Served since 2016.	106	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2007 to 2009), and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Mallin, John R. YOB: 1950	Served since 2016.	103	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios) and Virtus

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McLoughlin, Philip Chairman YOB: 1946	Served since 1993.	113	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (61 portfolios).
McNamara, Geraldine M. YOB: 1951	Served since 2001.	106	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
(2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (61 portfolios).

Interested Trustee
Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R. YOB: 1964	Served since 2006.	115	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (61 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Financial Officer and Treasurer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (2016 to 2021), Senior Vice

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Assistant Secretary (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Harbor Emerging Markets Total Income Fund; Senior Vice President and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President and Assistant Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), AllianzGI Closed-End Funds; Vice President and Secretary (since 2020), DNP Select Income

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income 2028 Term Fund Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer and Secretary (since 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vice President (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus Closed-End Funds; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Executive Vice President (since 2021), Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
The Board and Oversight Function.   The Board is responsible for oversight of the Trusts. VAST and VOT have each engaged Virtus Alternative Investment Advisers, Inc. (“VAIA”), VAT has engaged Virtus Fund Advisers, LLC (“VFA”), and VET and VOT have each engaged Virtus Investment Advisers, LLC (“VIA” and together with VAIA and VFA, the “Advisers”) to manage each respective Trust on a day-to-day basis. The Board is responsible for overseeing the Advisers and the other service providers in the operations of each Trust in accordance with the Funds’ investment objectives and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable federal, state and other securities and other laws, and the Trust’s charter. The Board meets at regularly scheduled meetings five times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As discussed below, the Board has established several committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The current Board has four standing committees: Audit Committee, Compliance Committee, Governance and Nominating Committee, and Executive Committee. Although each committee is composed exclusively of Independent Trustees, any interested Trustee may also attend the committee meetings. The Board may also designate working groups or ad hoc committees as it deems appropriate. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, Sullivan & Worcester LLP, to assist them in performing their oversight responsibilities. In addition, the Trustees have engaged a Chief Compliance Officer (“CCO”) for each Trust.
Each Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trusts’ service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to each Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trusts’ operations within the context of his detailed understanding of the perspective of the Adviser and the Trusts’ other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trusts’ operations and meaningful representation of the shareholders’ interests.
Committees of the Board
The Audit Committee.   The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, and the independent audit process. The Audit Committee is composed entirely of Independent Trustees; its members are Connie D. McDaniel (Chairperson), Donald C. Burke, John R. Mallin and Brian T. Zino. If elected, Ms. DeCotis would also serve on the Committee. The Committee met seven times during VAT’s last fiscal year, seven times during VAST’s last fiscal year, six times during VET’s last fiscal year and six times during VOT’s last fiscal year.
The Compliance Committee.   The Compliance Committee is responsible for overseeing the Funds’ compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Funds’ officers, including the Funds’ CCO, the Funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; and (4) distribution programs. The Compliance Committee is composed entirely of Independent Trustees; its members are Geraldine M. McNamara (Chairperson), Sidney E. Harris, and R. Keith Walton. If elected, Ms. Cogan and Mr. Drummond would also serve on the Committee. The Committee met seven times during VAT’s last fiscal year, seven times during VAST’s last fiscal year, six times during VET’s last fiscal year and six times during VOT’s last fiscal year.
The Executive Committee.   The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees; its members are Philip R. McLoughlin (Chairperson), Donald C. Burke, Sidney E. Harris and Brian T. Zino. If elected, Ms. DeCotis would also serve on the Committee. The Committee met six times during VAT’s last fiscal year, six times during VAST’s last fiscal year, six times during VET’s last fiscal year and six times during VOT’s last fiscal year.
The Governance and Nominating Committee.   The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Brian T. Zino (Chairperson), Sidney E. Harris, Philip R. McLoughlin and R. Keith Walton. If elected, Ms. Cogan would also serve on the Committee. The Committee met eight times during VAT’s last fiscal year, eight times during VAST’s last fiscal year, seven times during VET’s last fiscal year and seven times during VOT’s last fiscal year.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
Each Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trusts’ policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Governance and Nominating Committee in care of the applicable Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.
Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees/Nominees
The Governance and Nominating Committee of each Board, which is composed of all the Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducted a similar review with respect to the current Trustees and Nominees being nominated for election by shareholders prior to their appointment or election to the Board. In evaluating candidates for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contribute to good governance for the Trusts.
Each Board has concluded that, based on each Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Nominee is qualified to serve as Trustee. In determining that a particular Nominee was qualified to serve as a Trustee, the Board considered a variety of criteria. The Board noted that Ms. McDaniel, Dr. Harris and Messrs. Walton and Zino are each currently serving as Trustees on the Board. Additionally, the Board noted

that Mses. Cogan and DeCotis and Mr. Drummond serve on a separate Board of Directors that oversees open-end funds and of closed-end funds managed by an affiliated investment adviser, which also shares certain service providers with the Trusts. The Board believes that the familiarity and knowledge by the Nominees of the common investment adviser and the Virtus organization provide benefits and efficiencies in the governance process of the Trusts. In addition, the Board has taken into account the actual service, commitment and participation of each Nominee during his or her past tenure with the Trusts or with other funds in the Virtus Funds complex in concluding that each Nominee should serve as Trustee. In addition to the information set forth above, the following provides further information about each Nominee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.
George R. Aylward
In addition to his positions with the Trusts, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trusts, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Donald C. Burke
Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006 to 2009) and Merrill Lynch Investment Managers (1990 to 2006) where he held a number of roles including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
Sarah E. Cogan
Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her prior experience as counsel to the Independent Trustees of the series of Allianz Funds (now known as Virtus Investment Trust) and Allianz Funds Multi-Strategy Trust (now known as Virtus Strategy Trust) and as counsel to other independent trustees, investment companies and asset management firms. She is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
Deborah A. DeCotis
Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business. Ms. DeCotis is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
F. Ford Drummond
Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also previously served as a member and chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates
Sidney E. Harris
Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is Dean Emeritus and, until recently, was a Professor at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, including serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019). He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
John R. Mallin
Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by Virtus affiliates.
Connie D. McDaniel
Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013)

and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and has served as a member of the Georgia State University Robinson College of Business Board of Advisors since 2011. Ms. McDaniel is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
Philip R. McLoughlin
Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates, including serving as the chairman of the board of several such funds.
Geraldine M. McNamara
Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
R. Keith Walton
Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale University and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also a Partner at Global Infrastructure Partners (since 2006) and served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
Brian T. Zino
Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
Compensation of Current Trustees
The Nominees who are currently Trustees or Advisory Board Members received the compensation set forth in Appendix C attached to this Proxy Statement. Mr. Aylward receives no compensation from the Trusts.
Trustee/Nominee Ownership of Securities
Set forth in Appendix D attached to this Proxy Statement for each Trustee and Nominee is a dollar range of equity securities of the Trusts, together with the aggregate dollar range of equity securities in certain registered investment companies, including the Trusts, managed by the Advisers and held out to investors as related companies for purposes of investment and investor services (the “Virtus funds complex”), as of March 31, 2022.
Shareholder Communications with Board and Trustee Attendance at Annual Meetings of Shareholders
Any shareholder who wishes to send a communication to the Board of a Trust should send the communication to the attention of the Trust’s Secretary at One Financial Plaza, Hartford, CT 06103. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of a Board, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Trust’s Secretary at the same address.
After reviewing the communication, the Trust’s Secretary will then immediately forward the communication to the Board. Communications to individual Trustees or to a Committee sent in care of the Trust’s Secretary will be immediately forwarded to the individual Trustee or to the Committee, as applicable.
The Trusts are not required to hold annual meetings of shareholders. However, if a shareholder meeting is held, it is the policy of each Trust to encourage Trustee attendance at such meetings in person or by teleconference.
Required Vote
All Nominees receiving a plurality of the votes cast by shareholders of each Trust will be elected as Trustees of the Trust. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, all seven Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

PROPOSAL 2: APPROVAL OF A PROPOSAL TO PERMIT VAIA, VFA AND VIA TO HIRE AND REPLACE SUBADVISERS OR TO MODIFY SUBADVISORY AGREEMENTS WITHOUT
SHAREHOLDER APPROVAL, AND TO PERMIT THE FUNDS TO DISCLOSE ADVISORY AND SUBADVISORY FEE INFORMATION IN AN AGGREGATED MANNER
(TO BE VOTED UPON BY SHAREHOLDERS OF THE MANAGER OF MANAGERS FUNDS VOTING SEPARATELY)
Introduction
The Trusts operate under a structure where the Funds’ day-to-day investments are managed by subadvisers, and VAIA, with respect to the Manager of Managers Funds in Virtus Alternative Solutions Trust and Virtus Opportunities Trust, VFA, with respect to the Manager of Managers Funds in Virtus Asset Trust, and VIA, with respect to all other Manager of Managers Funds, oversees the administration of the Funds and the subadvisers. VAIA, VFA and VIA are each an “Adviser” and collectively, the “Advisers”. Under a current existing exemptive order issued by the SEC (discussed in more detail below), one of VAIA’s, VFA’s and/or VIA’s duties is to recommend to the Board of a Trust, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser’s hiring, termination or replacement, if VAIA, VFA and/or VIA deems it appropriate to achieve the overall objectives of a Fund. Each Trust proposes that VAIA, VFA and/or VIA, subject to approval of its Board and certain conditions, be permitted to, without obtaining the prior approval of a majority of the outstanding voting securities of the Fund as is otherwise required by Section 15 of the 1940 Act: (i) select affiliated, whether partially or wholly-owned, and unaffiliated investment advisers (“Subadvisers”) to manage all or a portion of the assets of a Fund and enter into subadvisory agreements with Subadvisers, and (ii) materially amend subadvisory agreements with Subadvisers. The Trusts further propose that a Fund be permitted to disclose advisory and subadvisory fee information in an aggregated manner.
For these purposes, an unaffiliated Subadviser is an investment subadviser for a Fund that is not an affiliate of the Fund, VAIA, VFA or VIA, which means that (a) it does not control and is not owned or controlled by the same parent of the Trust, VAIA, VFA or VIA, (b) it does not own or control 5% of the outstanding voting shares of any Fund, VAIA, VFA or VIA, or (c) a Fund, VAIA, VFA or VIA does not own or control 5% of its outstanding voting shares (an “Unaffiliated Subadviser”). A partially-owned Subadviser for a Fund means a subadviser which is partially-owned (meaning an entity that owns or controls a portion of the equity of another entity, either directly or indirectly through other subsidiaries) by VIA, VFA, VAIA, a sister company of either VIA, VFA or VAIA, which is itself wholly-owned by a company that wholly owns VIA, VFA or VAIA (“Partially-Owned Subadviser”), or a parent company of VIA, VFA and/or VAIA. Furthermore, a wholly-owned Subadviser for a Fund means a subadviser which is wholly-owned (meaning an entity that owns or controls all of the equity of another entity, either directly or indirectly through other subsidiaries) by either VIA, VFA, VAIA or a sister company of VIA, VFA or VAIA, which is itself wholly-owned by a company that wholly owns VIA, VFA or VAIA (a “Wholly-Owned Subadviser”). Partially-Owned Subadvisers and Wholly-Owned Subadvisers together are “Affiliated Subadvisers.”
As described further below, VIA, VFA, VAIA and the Trusts currently have the authority, with respect to a majority of the Funds, to hire, terminate or replace Wholly-Owned Subadvisers and Unaffiliated Subadvisers or materially amend subadvisory agreements with such Wholly-Owned Subadvisers or Unaffiliated Subadvisers without prior shareholder approval under the current exemptive order, and are seeking similar authority with respect to Partially-Owned Subadvisers.
The Current Applicable Exemptive Orders
VAIA, VFA, VIA and the Trusts have an exemptive order (the “First Order”) issued September 29, 2008, by the SEC that grants exemptions from certain provisions of the 1940 Act. Pursuant to the First Order, VAIA, VFA and/or VIA may, with respect to a Fund and subject to supervision and approval of the Board, enter into and materially amend subadvisory agreements with Unaffiliated Subadvisers without such agreements being approved by the shareholders of the Fund. The Trusts, VAIA, VFA and VIA therefore, with approval from the Board, have the right to hire, terminate, or replace Unaffiliated Subadvisers and modify or amend their subadvisory agreement without shareholder approval. VIA, VFA and/or VAIA continues to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination and replacement to the Board. Within 90 days of the hiring of any new Unaffiliated Subadviser for the Fund under the First Order, shareholders of the Fund would be furnished with all information about the new subadviser that would have been in a proxy statement seeking shareholder approval of the new subadviser. However, the First Order does not permit the Trusts, VAIA, VFA or VIA, with respect to a Fund, to enter into and materially amend subadvisory agreements with any subadvisers that are affiliated with the Trusts, VAIA, VFA or VIA without prior shareholder approval. In addition, the First Order does not permit a Fund to disclose advisory fees paid by the Fund to VAIA, VFA or VIA and the subadvisory fees paid by VAIA, VFA or VIA to Wholly-Owned

Subadvisers for the Fund on an aggregate basis, but rather must disclose the amounts paid to each individually.
Shareholders of all the Manager of Managers Funds, other than the Virtus Newfleet Tax-Exempt Bond Fund, approved the ability for VAIA, VFA or VIA to rely on the First Order.
VAIA, VFA, VIA and the Trusts have also received an exemptive order (the “Enhanced Order”), issued October 25, 2016, by the SEC that supersedes the First Order and allows VAIA, VFA, VIA and the Trusts, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of a Fund:
(a)
to also engage or retain Wholly-Owned Subadvisers, in addition to Unaffiliated Subadvisers;

(b)
to subsequently change such Subadvisers; or

(c)
to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the Enhanced Order permits a Fund to disclose its advisory fees as follows:
(a)
advisory fees paid by a Fund to VAIA, VFA or VIA and the subadvisory fees paid by VAIA, VFA or VIA to Wholly-Owned Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually;

(b)
subadvisory fees paid by VAIA, VFA or VIA to multiple Unaffiliated Subadvisers for a Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Unaffiliated Subadviser individually; and

(c)
subadvisory fees paid by VAIA, VFA or VIA to affiliated subadvisers that are not Wholly-Owned Subadvisers would continue to be disclosed for each affiliated subadviser individually.

Shareholders of all the Manager of Managers Funds, other than the Virtus KAR Mid-Cap Core Fund, Virtus FORT Trend Fund, Virtus KAR Small-Cap Core Fund and Virtus Newfleet Tax-Exempt Bond Fund, approved the ability for VAIA, VFA or VIA to rely on the Enhanced Order.
The SEC has issued a no-action letter that would permit a Fund to apply the same relief in the First Order and the Enhanced Order with respect to any existing and future Partially-Owned Subadvisers, in addition to Unaffiliated Subadvisers and Wholly-owned Subadvisers, if approved by shareholders. This proposal seeks shareholders’ approval to apply this expanded relief to each Fund and also seeks to allow VIA, VAIA and VFA and the Trusts to rely upon the Enhanced Order, as described above, with respect to the Virtus KAR Mid-Cap Core Fund, Virtus FORT Trend Fund, Virtus KAR Small-Cap Core Fund and Virtus Newfleet Tax-Exempt Bond Fund.
If this proposal is approved by shareholders, VAIA, VFA, VIA and the Trusts generally intend to rely on the expanded relief under the no-action letter and to comply with its conditions which are summarized below. If, however, after this proposal is approved by shareholders the expanded relief is rescinded, VAIA, VFA, VIA and the Trusts intend to rely on the Enhanced Order and to comply with its conditions which are summarized below.
VAIA, VFA, VIA and the Trusts would be permitted, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of a Fund:
(a)
to also engage or retain Partially-Owned and Wholly-Owned Subadvisers, in addition to Unaffiliated Subadvisers (or only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded);

(b)
to subsequently change such Subadvisers; or

(c)
to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the expanded exemptive relief would permit a Fund to disclose its advisory fees as follows (collectively, the “Aggregate Fee Disclosure”):
(a)
advisory fees paid by the Fund to VAIA, VFA or VIA and the subadvisory fees paid by VAIA, VFA or VIA to Wholly-Owned Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and

(b)
subadvisory fees paid by VAIA, VFA or VIA to multiple Partially-Owned and Unaffiliated Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Partially-Owned and Unaffiliated Subadviser individually (or to only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded).

The hiring of, replacement of, or changing of a subadvisory agreement with, such Subadvisers would no longer require approval by shareholders of a Fund. However, any subadvisory agreement or amendment to the Fund’s existing agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund must be submitted to the Fund’s shareholders for approval.
Before a Fund may rely on the Enhanced Order (with respect to the Virtus KAR Mid-Cap Core Fund, Virtus FORT Trend Fund, Virtus KAR Small-Cap Core Fund and Virtus Newfleet Tax-Exempt Bond Fund) and expanded relief, the shareholders must approve this proposal. If a Fund’s shareholders approve this proposal, VAIA, VFA or VIA will have the right to hire, terminate or replace Wholly-Owned, Partially-Owned and Unaffiliated Subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any such Subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VAIA, VFA or VIA will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.
Even if shareholders approve this arrangement, approval by the Board, including a majority of the Independent Trustees, will still be required to engage a new Subadviser, terminate a Subadviser, or change any subadvisory agreement. For a Fund to rely upon the expanded relief, it must comply with the conditions of the no-action letter as summarized below.
Before a Fund may rely on the expanded relief, its use must be approved by a Majority Vote of the Fund’s shareholders, and the Fund must disclose in its prospectus that it relies on the expanded relief, and that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend the hiring, termination and replacement of Subadvisers.
The Adviser will continue to have overall supervisory responsibility for the general management and investment of each Fund’s assets. Subject to the Board’s review and approval, the Adviser will set the Fund’s investment strategies; evaluate, select and recommend Subadvisers to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. The Adviser will also monitor and evaluate the performance of Subadvisers, and inform shareholders of the hiring of a new Subadviser within 90 days of such hiring. The Fund may not, however, enter into a new or amended subadvisory agreement with any Subadviser that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.
At least a majority of each Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.
When a Subadviser is hired or terminated, the Adviser must provide the Board with information about the profitability of the Adviser with respect to the Fund. In addition, when a Subadviser change is proposed for the Fund in reliance on the expanded relief, the Board will evaluate any material conflicts that may be present in the proposed subadvisory arrangement and make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which the Adviser or Subadviser receives an inappropriate advantage.
Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the expanded relief provides, the expanded relief will expire on the effective date of that rule.
In addition, for a Fund to rely upon the Enhanced Order, it must comply with the conditions of the Enhanced Order as summarized below.
With respect to the Virtus KAR Mid-Cap Core Fund, Virtus FORT Trend Fund, Virtus KAR Small-Cap Core Fund and Virtus Newfleet Tax-Exempt Bond Fund, whose shareholders have not previously approved use of the Enhanced Order, before such Fund may rely on the Enhanced Order, its use must be approved by a Majority Vote of the Fund’s shareholders, and the Fund must disclose in its prospectus that it relies on the Enhanced Order, and that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend their hiring, termination and replacement of Subadvisers.
Each Adviser will continue to have overall supervisory responsibility for the general management and investment of their respective Fund’s assets. Subject to the Board’s review and approval, the Adviser will set the Fund’s investment strategies; evaluate, select and recommend subadvisors to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. The Advisers will also monitor and evaluate the performance of Subadvisers, and inform shareholders of the hiring of a new Subadviser within 90 days of such hiring. A Fund may not, however, enter into a new or amended subadvisory agreement with a Partially-Owned Subadviser or into a new or amended subadvisory agreement that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.
At least a majority of the Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.
No less frequently than quarterly, and when a Subadviser is hired or terminated, the Adviser must provide the Board with the relevant information about the profitability of the Adviser. In addition, when a Subadviser change is proposed for the Fund in reliance on the Enhanced Order, the Board will make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which the Adviser or Subadviser receives an inappropriate advantage.
Any ownership interest in a Subadviser by a Trustee or officer of the Fund, or partner, director, manager, or officer of the Adviser, must be limited to (i) ownership interests in the Adviser and certain entities that controls, is controlled by, or is under common control with the Advisor; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a subadviser that is a publicly-traded company or an entity that controls, is controlled by or is under common control with a subadviser.
Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the Enhanced Order provides, the Enhanced Order will expire on the effective date of that rule.
Although shareholder approval would not be required for the Adviser to terminate subadvisory agreements under the expanded relief, shareholders of the Fund have the right to terminate subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund, and this right of shareholders will not be affected by any of the provisions in the expanded relief.
The Board has concluded that, by approving this proposal, shareholders will afford a Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary Subadviser changes. Therefore, if shareholders approve this proposal, they could benefit from potential cost savings to the Fund, as well as allowing VAIA, VFA or VIA to act more quickly to change Subadvisers after it has determined that such a change would be in the best interest of the Fund and its shareholders.
Required Vote
Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of each Manager of Managers Fund, voting separately at the Fund-level with all of the Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities (a “Majority Vote”). Proposal 2 will be implemented for each Manager of Managers Fund for which the required shareholder vote is obtained, even if certain other Funds do not approve the proposal. If a Fund’s shareholders do not approve this proposal, the Funds that currently operate under the First Order or Enhanced Order would continue to rely on such order; those Funds that do not currently operate under either existing order would continue to require shareholder approval to hire, terminate or replace any subadviser of such Fund.

PROPOSAL 3: TO CHANGE THE FUNDAMENTAL
INVESTMENT RESTRICTION REGARDING LENDING
(TO BE VOTED UPON BY SHAREHOLDERS OF THE VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND, VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND, VIRTUS NEWFLEET TAX-EXEMPT BOND FUND AND VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND)
Discussion of Proposed Modification
Under the 1940 Act, a mutual fund must have a fundamental policy regarding lending. The current fundamental investment restriction that applies to each of the Virtus Duff & Phelps Real Estate Securities Fund, Low Duration Core Plus Bond Fund, Virtus Newfleet Tax-Exempt Bond Fund and Virtus Vontobel Emerging Markets Opportunities Fund is more restrictive than mandated by the 1940 Act and is not clear as to whether investments in loan participations and assignments which are unfunded are permitted. It is common for portfolios of funds investing in fixed income securities to hold such investments from time to time. The proposed restriction is consistent with the 1940 Act requirements and industry standards. The Board has evaluated this Proposal and believes the modification will clarify the investment subadviser’s ability to execute the investment strategies of the Virtus Duff & Phelps Real Estate Securities Fund, Low Duration Core Plus Bond Fund, Virtus Newfleet Tax-Exempt Bond Fund and Virtus Vontobel Emerging Markets Opportunities Fund by explicitly permitting such investments. Investing in loan participations and assignments involves the risk that the borrower may default on the loan and a Fund may not be able to recover the amount invested in such loan participations and assignments. Investing in unfunded loans also involves the risk that the unfunded portion of a loan may need to be funded if the borrower draws down the loan, as well as that an unfunded loan does not close and is then called at a new issue price that is less favorable for the Fund.
Current Fundamental Restriction	Proposed Fundamental Restriction
For the Virtus Duff & Phelps Real Estate Securities Fund:
The fund may not make loans, except that the funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan	The fund may not lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties except that the funds may purchase debt securities, may enter into repurchase agreements, and may acquire loans, loan participations

Current Fundamental Restriction	Proposed Fundamental Restriction
participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.	and assignments (both funded and unfunded) and other forms of debt instruments.
For the Virtus Newfleet Low Duration Core Plus Bond Fund, Virtus Newfleet Tax-Exempt Bond Fund and Virtus Vontobel Emerging Markets Opportunities Fund:
The fund may not make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements, (c) participating in an interfund lending program among Funds having a common investment adviser or distributor to the extent permitted by applicable law or (d) lending its portfolio securities. The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).	The fund may not lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties except that the funds may purchase debt securities, may enter into repurchase agreements, and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.
Basis for the Board’s Recommendation
At a meeting held on March 2, 2022, the Board of each of the Virtus Duff & Phelps Real Estate Securities Fund, Virtus Newfleet Low Duration Core Plus Bond Fund, Virtus Newfleet Tax-Exempt Bond Fund and Virtus Vontobel Emerging Markets Opportunities Fund, including the Independent Trustees, reviewed the proposed fundamental investment restriction change and determined that the proposal would benefit the Fund and its shareholders. The Board determined that this change would clarify the ability of VIA or a subadviser to manage the investment portfolios of the Fund by clarifying that they have greater investment flexibility to pursue their investment objective and principal investment strategies and respond to a changing investment environment. In addition, the proposed change would not affect the Fund’s investment objectives and investment strategies, and should shareholders approve the proposed change, the Fund does not intend to change its investment objectives or investment strategies. Furthermore, the Board noted that this change generally should not result in a substantial change in the manner in which the Fund is currently being managed. Accordingly, the Board, including the Independent Trustees, concluded that it would be in the best interests of the Fund and its shareholders to approve the Proposal. The Board of Trustees recommends a vote “FOR” Proposal 3.
Required Vote
Approval of the change in the fundamental investment restriction by each of the Virtus Duff & Phelps Real Estate Securities Fund, Virtus Newfleet Low Duration Core Plus Bond Fund, Virtus Newfleet Tax-Exempt Bond Fund and Virtus Vontobel Emerging Markets Opportunities Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all of the Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If the change in the fundamental investment restriction is not approved by shareholders of the Fund, the Fund would continue to be subject to the current investment restriction of the Fund regarding lending, and would not be subject to the new investment restriction.

PROPOSAL 4: TO CHANGE THE INVESTMENT OBJECTIVE
FROM FUNDAMENTAL TO NON-FUNDAMENTAL
(TO BE VOTED UPON BY SHAREHOLDERS OF THE INVESTMENT OBJECTIVE FUNDS)
The following Funds are referred to herein as the “Investment Objective Funds”:
Virtus Opportunities Trust
Virtus Newfleet Multi-Sector Short Term Bond Fund
Virtus Duff & Phelps Real Estate Securities Fund
Discussion of Proposed Reclassification of Investment Objective
Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund’s investment objective be fundamental, i.e., that shareholder approval be required to change it, but many funds, including all of the Investment Objective Funds, have stated that their investment objectives are fundamental. The Board of Trustees has approved a proposal to make each Investment Objective Fund’s investment objective non-fundamental. If approved by shareholders, this change would mean that the Board would be able to change an Investment Objective Fund’s investment objective in the future without further action by shareholders. This change would enhance an Investment Objective Fund’s flexibility by allowing a Board to more easily alter the Investment Objective Fund’s investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Importantly, Investment Objective Funds’ shareholders would receive notice — prior to its implementation — of any change to an Investment Objective Fund’s investment objective that has been approved by the Board. This change would also eliminate the costly expense of and unnecessary delays associated with proxy solicitations.
The Virtus Newfleet Multi-Sector Short Term Bond Fund has an investment objective of providing high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.
The Virtus Duff & Phelps Real Estate Securities Fund has investment objectives of capital appreciation and income with approximately equal emphasis.
Basis for the Board’s Recommendation
At a meeting held on March 2, 2022, the Board of the Investment Objective Funds, including the Independent Trustees, reviewed the proposed investment objective change from fundamental to non-fundamental and determined that the proposal would benefit the applicable Investment Objective Fund and its shareholders because of the increased flexibility and reduction in costs and delays associated with proxy solicitations that would result from the approval of the Proposal. Accordingly, the Board, including the Independent Trustees, concluded that it would be in the best interests of each Investment Objective Fund and its shareholders to approve the Proposal. The Board of Trustees recommends a vote “FOR” Proposal 4.
Required Vote
Approval of the change of the investment objective from fundamental to non-fundamental by each of the Investment Objective Funds requires the affirmative vote of a majority of the outstanding voting securities of the Investment Objective Fund with all of the Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If the change is not approved by shareholders of an Investment Objective Fund, such Fund’s investment objective would remain fundamental and would continue to require shareholder approval to change it.

PROPOSAL 5: TO CHANGE THE FUND’S STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED
(TO BE VOTED UPON BY SHAREHOLDERS OF THE VIRTUS SILVANT LARGE CAP GROWTH STOCK FUND)
Discussion of Proposed Reclassification From Diversified to Non-Diversified
Section 5(b) of the 1940 Act requires mutual funds to be classified as either diversified or non-diversified, and a fund’s diversification status is considered a fundamental policy. Diversified funds are required to have at least 75% of total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer. Non-diversified funds are not subject to these requirements. Under the 1940 Act, a non-diversified fund is permitted to operate as a diversified fund, but a diversified fund cannot become non-diversified unless shareholders approve the change. Under applicable SEC guidance, if a non-diversified fund operates for more than three years as diversified, it is considered diversified for SEC diversification purposes, and the change would need to be presented to the Board and then shareholders for approval if the fund wanted to switch back to non-diversified.
The Virtus Silvant Large Cap Growth Stock Fund is currently classified as a diversified fund. Shareholders are being asked to approve a change in the Fund’s classification from diversified to non-diversified, as defined under the 1940 Act, so that the fundamental diversification policy no longer applies. VFA, the Fund’s investment adviser and Silvant Capital Management LLC, the Fund’s investment sub-adviser, believe that changing the Fund’s classification to non-diversified will benefit the Fund’s investment team by giving it the flexibility to actively trade and hold concentration levels above the 25% of its assets in securities of 5% or greater and would allow the portfolio management team to add to positions for which it has high conviction.
Basis for the Board’s Recommendation
At a meeting held on March 2, 2022, the Board of the Virtus Silvant Large Cap Growth Stock Fund, including the Independent Trustees, reviewed the proposed reclassification from diversified to non-diversified and determined that the proposal would benefit the Fund and its shareholders because of the increased flexibility for the investment team that would result from the approval of the Proposal. Accordingly, the Board, including the Independent Trustees, concluded that it would be in the best interests of the Fund and its shareholders to approve the Proposal. The Board of Trustees recommends a vote “FOR” Proposal 5.
Required Vote
Approval of the change of the classification from diversified to non-diversified by the Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all of the Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If the change is not approved by shareholders of the Fund, the Fund’s classification would remain as diversified.
The Trusts’ Auditor
Each Board of Trustees, including a majority of the Independent Trustees, has approved the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent accountants for each Trust’s fiscal year. The Trusts’ fiscal year ends are:
Virtus Alternative Solutions Trust — October 31
Virtus Asset Trust — December 31
Virtus Equity Trust — September 30
Virtus Opportunities Trust — September 30*
PwC has extensive experience in investment company accounting and auditing and has served as independent accountant for each Trust for many years. PwC examines the financial statements included in each Trust’s Annual Reports. It is not expected that representatives of PwC will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

*
Applies to all series of Virtus Opportunities Trust, except for Virtus Stone Harbor Emerging Markets Corporate Debt Fund, Virtus Stone Harbor Emerging Markets Debt Allocation Fund, Virtus Stone Harbor Emerging Markets Debt Fund, Virtus Stone Harbor High Yield Bond Fund, Virtus Stone Harbor Local Markets Fund and Virtus Stone Harbor Strategic Income Fund (the “Stone Harbor Funds”). The Stone Harbor Funds recently reorganized into Virtus Opportunities Trust and have a fiscal year end of May 31. For this current fiscal period, the independent accountants for the Stone Harbor Funds will be Deloitte & Touche LLP.

The SEC’s auditor independence rules require the Audit Committee to pre-approve (a) all audit and permissible non-audit services provided by a Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by a Fund’s independent accountants to the Fund’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Trust.
The aggregate fees billed by PwC for the indicated services rendered to each Trust for the last two fiscal years were:
	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2020	2021	2020	2021	2020	2021	2020	2021
Virtus Alternative Solutions Trust	$78,600	$41,600	$4,700	$2,272	$19,919	$24,725	$0	$0
Virtus Asset Trust	$400,523	$427,370	$26,808	$29,193	$77,751	$58,949	$0	$0
Virtus Equity Trust	$210,889	$274,360	$17,185	$20,402	$45,725	$77,550	$0	$0
Virtus Opportunities Trust	$463,530	$465,040	$36,562	$20,924	$72,104	$121,075	$0	$0
“Audit-Related Fees” are those related to performance of the audit and review of the Trust’s financial statements not disclosed under “Audit Fees.”
“Tax Fees” are those primarily associated with review of the Trust’s tax provision and Registered Investment Company qualification in connection with audits of the Trust’s financial statements, review of year-end distributions by the Trust to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Trust’s federal income and excise tax returns.
“All Other Fees” are those fees billed for other products and services rendered by PwC to the Trust not included as Audit or Audit-Related or Tax Fees.
Each Trust’s Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to a Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to a Trust and those non-audit services provided to the Trust’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).
The Audit Committee has determined that Ms. McDaniel, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. During the last two fiscal years, 100% of the non-audit services provided to each Trust were pre-approved by the Audit Committee under the policies and procedures described above.
The percentage of hours expended by PwC on the audit of each Trust’s financial statements for the last completed fiscal year that were attributed to work performed by individuals other than PwC full-time, permanent employees was less than fifty percent.
The aggregate non-audit fees billed by PwC to the Trusts’ Adviser and other Affiliated Services Providers for each Trust’s last two fiscal years were:
	Aggregate Non-Audit Fees Billed
	2020	2021
Virtus Alternative Solutions Trust	$24,619	$26,997
Virtus Asset Trust	$104,559	$88,142
Virtus Equity Trust	$62,910	$97,952
Virtus Opportunities Trust	$108,666	$141,999
The Audit Committee has considered and determined that the provision of non-audit services provided to the Trusts’ investment advisers and other Affiliated Service Providers that were not pre-approved in accordance with the Trusts’ pre-approval policy is compatible with their auditor’s independence. PwC, the independent accountants for each Trust’s most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to each Trust.

SHARE OWNERSHIP INFORMATION
Appendix E lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Funds as of the Record Date.
As of the Record Date, the officers and Trustees of the Trusts, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Funds.
PORTFOLIO TRANSACTIONS
The Funds do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions. The Funds do not conduct portfolio transactions through affiliated brokers.

OTHER BUSINESS
The Boards of Trustees know of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.
Under the provisions of each Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trusts do not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the applicable Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of a Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.
PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY 11:59 PM, EASTERN TIME, ON JUNE 27, 2022 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.
By order of the Boards of Trustees

Name:	Kevin J. Carr
Title:	Secretary of Virtus Asset Trust, Virtus Equity Trust and Virtus Opportunities Trust and Assistant Secretary of Virtus Alternative Solutions Trust

APPENDIX A
VIRTUS FUNDS1
(each, a “Fund” and together, the “Funds”)
GOVERNANCE AND NOMINATING
COMMITTEE CHARTER
Purpose
The purposes of the Governance and Nominating Committee (the “Committee”) are: (1) to identify individuals qualified to become members of the Board of Trustees2 of the Funds (the “Board”) and to recommend that the Board select particular Trustee nominees; (2) to identify individuals qualified to become chairperson of the Board and to recommend that the Board select particular chairperson nominees; (3) to determine appropriate duties and membership of any Board committees; (4) to develop and recommend to the Board a set of governance principles applicable to the Funds; (5) to oversee annually the evaluation of the Board, this Committee and management of other committees of the Funds; and (6) to assist the Board in fulfilling its oversight responsibilities with respect to matters relating to the interests of the shareholders of each Fund.
Committee Composition
The Committee shall be composed of three (3) or more members of the Board, none of whom shall be an “interested person” (as such term is defined by section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (such non-interested members of the Board, the “Independent Trustees”), and one of whom shall be the chairperson of the Board (provided that the chairperson of the Board is an Independent Trustee). One member of the Committee shall serve as Chairperson. The Committee Chairperson shall be responsible for the leadership of the Committee, including scheduling meetings, or reviewing

1
The Virtus Funds include The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Investment Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Strategy Trust and Virtus Variable Insurance Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund Inc., Virtus Stone Harbor Emerging Markets Income Fund, and Virtus Stone Harbor Emerging Markets Total Income Fund.

2
Throughout this Charter, the term “Trustee” includes a Director of an investment company organized as a corporation.

and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings of the Committee and making reports to the Board, as appropriate. Once the Committee has been initially constituted, the Board shall from time to time receive from the Committee recommendations regarding membership and chairpersonship of the Committee and shall appoint the members of the Committee and the Committee chairperson after receiving such recommendations. Other Trustees of the Funds, while not serving as members of the Committee, nonetheless may have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. Committee members shall serve at the pleasure of the Board for such term or terms as the Board may determine.
Structure, Operations and Governance
Meetings and Actions by Written Consent.   The Committee shall meet as often as required and as the Committee considers appropriate, but no less frequently than annually. Meetings may be called and notice given by the Committee chairperson or a majority of the members of the Committee. Members may attend meetings in person or by telephone. The Committee may act by written consent to the extent permitted by law and the Funds’ governing documents. The Committee shall maintain minutes or other. records of its meetings and activities and report to the Board on any action it takes not later than the next following Board meeting.
Required Vote and Quorum.   The affirmative vote of a majority of the voting members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution. No resolution may be adopted unless at least a majority of the voting members are present at the meeting in person or by telephone.
Appropriate Resources and Authority.   The Committee shall have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds’ expense, as it deems necessary or appropriate to carry out its duties and responsibilities. In addition, the Committee shall have direct access to such officers of, and service providers to, the Funds, including subadvisers of the Funds, as it deems desirable.
Review of Charter.   The Committee shall review and assess the adequacy of this Charter as necessary and, where necessary, will recommend changes to the Board for its approval. The Board may amend this Charter at any time in response to recommendations from the Committee or on its own initiative.

Executive Sessions; Inviting Others.   The Committee may meet privately and may invite non-members to attend such meetings. The Committee may meet, in executive session or otherwise, with representatives of the Funds’ investment adviser, subadvisers, principal underwriter or other principal service providers (and any affiliate thereof), including such parties’ internal legal counsel and/or compliance personnel, to discuss matters that relate to the areas for which the Committee has responsibility.
Specific Duties of the Committee
Board Nominations/Independence
1.
The Committee shall recommend to the Board Trustee nominees for election at the next meeting of a Fund’s shareholders, as required. Additionally, in the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for membership on the Board, as the case may be. The Committee may also recommend that a vacancy in the membership of the Board not be filled based on the then current Board’s size, composition and structure. In carrying out its responsibilities under this paragraph, the Committee shall have sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fees and other retention terms.

2.
Persons nominated as Independent Trustees may not be “interested persons” of the Funds as that term is defined in the 1940 Act or such other interpretations and rules and regulations adopted in connection therewith. The Committee shall also review the composition of the Board to ensure that at least two-thirds (2/3) of the Trustees are not interested persons. With respect to such consideration of nominees and existing Trustees, the Committee shall carefully evaluate their independence from any investment adviser, principal underwriter or other principal service provider to the Funds (and any affiliate thereof). The Committee shall also take into consideration any affiliations disclosed in the then current registration statement for the Funds and any person who the Committee considers to be unlikely to exercise an appropriate degree of independence as a result of: (a) a material business or professional relationship with any Fund, its investment advisers or principal underwriter (or any of their affiliated persons); or (b) a close familial relationship with any natural person who is an investment adviser or principal underwriter (or any of their affiliated persons). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of any existing or prospective.

Independent Trustee. It shall consult with counsel concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees.
3.
In assessing the qualifications of an existing or potential candidate for Independent Trustee membership on the Board, the Committee shall consider such other factors as it may deem relevant.

4.
With respect to shareholder/policyholder/contractholder recommendations for membership on the Board:

a.
In order for the Committee to consider recommendations for openings from shareholders of open-end retail Funds, those shareholders must have separately or as a group held for at least one full year five percent of the shares of a series of the respective Fund.

b.
In order for the Committee to consider recommendations for openings from policyholders or contractholders, those policyholders or contractholders must have separately or as a group beneficially held for at least two full years five percent of the shares of a series of Virtus Variable Insurance Trust through a variable insurance policy or variable annuity contract.

c.
In order for the Committee to consider recommendations for openings from shareholders of closed-end Funds, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i)
Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 4% of a Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating. In addition, such securities must continue to be held through the date of the nomination. In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

(ii)
The nominating shareholder or shareholder group may not qualify as an adverse holder —  i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(iii)
No eligible shareholder or shareholder group may submit more than one Independent Trustee recommendation each calendar year.

d.
In order for the Committee to consider shareholder, policyholder or contractholder submissions, the following requirements must be satisfied regarding the proposed nominee:

(i)
The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee.

(ii)
The nominee may not be the nominating shareholder3, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.4

(iii)
Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(iv)
Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v)
The nominee may not be an executive officer or trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi)
The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the

3
Within subsections (d) and (e) of this section, the term “shareholder” shall be interchangeable with policyholder and contractholder as appropriate.

4
Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).
(vii)
A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

e.
Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the relevant Fund’s Secretary. In order for a submission of a nominee to be considered, such submission must include, as applicable:

(i)
the shareholder’s contact information;

(ii)
the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii)
all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act, including business experience for the past ten years and a description of the qualifications of the proposed nominee; and

(iv)
a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Funds’ proxy statement, if so designated by the Committee and the Funds’ Board.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.
f.
To the extent the conditions of this section are met, the Committee shall give candidates recommended by shareholders/policyholders/contractholders the same consideration as any other candidate.

Board Chairperson Nominations
1.
The Committee from time to time shall recommend to the Board a policy or plan regarding succession of the Board chairperson. Such policy or plan shall be designed to: (i) mitigate, to the extent reasonably practicable, the negative impact of the retirement or resignation of the Board chairperson, and (ii) assist the Committee in evaluating candidates for a new chairperson of the Board.

2.
In the event of an anticipated or actual retirement or resignation of the chairperson of the Board, the Committee shall evaluate the qualifications of candidates and make recommendations to the Board regarding nominations for a new chairperson of the Board.

Committee Nominations and Responsibilities
1.
The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

2.
The Committee shall review and make recommendations from time to time to the Board regarding the nature and duties of Board committees, including: (i) committee member qualifications (including, without limitation, “financial expert” status); (ii) committee member and chairperson appointment and removal; (iii) committee size, structure and operations (including authority to delegate to subcommittees); (iv) committee charters; and (v) committee reporting to the Board. In the event of any vacancies on or additions to any committee, the Committee shall evaluate the qualifications of candidates and make recommendations on membership on any committee of the Board.

3.
In considering and recommending committee member appointments and removals, the Committee’s objective is to encourage broad knowledge and understanding by each Trustee of the Funds’ financial, regulatory and governance circumstances and conditions by endeavoring, to the extent reasonably practicable, to: (i) rotate membership of each committee over time, so that the individual committee members other than the chairperson serve on a committee generally no more than three (3) consecutive years and ultimately have served on several committees; and (ii) rotate chairpersons of the committees over time, so that the individual serving as chairperson of a committee serves in that role generally no more than five (5) consecutive years and ultimately has also served as a regular member or chairperson of several committees.

Fund Governance
1.
The Committee shall recommend to the Board for its approval a set of governance guidelines and shall review such guidelines from time to time as it deems necessary or appropriate and recommend any proposed changes to the Board for approval. Such guidelines shall consider, among other things, whether the Board is properly constituted, if matters entrusted to the Board have been properly considered, and any other matters that the Board should properly consider.

2.
The Committee shall coordinate an annual self-assessment by the Board of its effectiveness. The self-assessment may include, among other things, consideration of the Board’s committee structure; the appropriateness of rotating the composition of each Committee; and whether the Board members are capable of providing sufficient oversight to the number of funds they monitor. The Committee shall promptly report its findings and conclusions to the Board.
Other Powers and Responsibilities
1.
The Committee shall annually review the sufficiency of the retainer and fees paid to each member of the Board and to the members of the several Committees. If the Committee finds the retainer or fees to be not appropriate in light of the Board’s and Committees’ responsibilities, it will make a recommendation to the Board.

Amended and Restated: April 8, 2022

APPENDIX B
SHARES OF THE TRUSTS/FUNDS OUTSTANDING ON THE RECORD DATE
Trust and Funds	A	C	C1	I	Class R6
VIRTUS ALTERNATIVE SOLUTIONS TRUST
Virtus Duff & Phelps Select MLP and Energy Fund	878,511.043	58,362.347	N/A	2,149,541.219	N/A
Virtus KAR Long/Short Equity Fund	134,987.791	24,223.993	N/A	7,002,725.461	38,289.453

VIRTUS ASSET TRUST
Virtus Ceredex Large-Cap Value Equity Fund	14,743,667.008	314,793.156	N/A	39,481,132.400	29,116,602.498
Virtus Ceredex Mid-Cap Value Equity Fund	20,361,881.706	1,713,747.449	N/A	165,208,147.141	70,987,205.290
Virtus Ceredex Small-Cap Value Equity Fund	4,957,347.376	111,589.746	N/A	18,570,728.601	10,229,051.355
Virtus SGA International Growth Fund	675,421.322	N/A	N/A	3,276,682.334	199,766.173
Virtus Seix Core Bond Fund	735,912.825	N/A	N/A	6,644,157.136	211,197.428
Virtus Seix Corporate Bond Fund	736,873.657	77,177.040	N/A	7,268,560.636	10,256.410
Virtus Seix Floating Rate High Income Fund	5,221,419.805	1,611,954.274	N/A	309,650,249.657	36,111,053.232
Virtus Seix High Grade Municipal Bond Fund	407,986.618	N/A	N/A	2,842,402.896	N/A
Virtus Seix High Income Fund	2,547,253.109	N/A	N/A	24,796,569.266	1,805,794.947
Virtus Seix High Yield Fund	1,376,783.923	N/A	N/A	37,053,694.303	5,300,503.437
Virtus Seix Investment Grade Tax-Exempt Bond Fund	639,627.239	N/A	N/A	17,732,900.207	N/A
Virtus Seix Short-Term Bond Fund	571,490.289	113,150.219	N/A	660,452.850	N/A
Virtus Seix Short-Term Municipal Bond Fund	92,270.780	N/A	N/A	555,196.237	N/A
Virtus Seix Total Return Bond Fund	957,114.582	N/A	N/A	22,144,582.851	4,875,335.665
Virtus Seix US Government Securities Ultra-Short Bond Fund	1,499,421.830	N/A	N/A	52,510,907.033	11,417,108.796
Virtus Seix US Mortgage Fund	324,617.822	11,147.182	N/A	287,768.692	N/A
Virtus Seix Ultra-Short Bond Fund	600,366.354	N/A	N/A	4,196,817.091	N/A
Virtus Silvant Large-Cap Growth Stock Fund	16,826,658.939	N/A	N/A	1,096,561.176	179,602.194
Virtus Silvant Small-Cap Growth Stock Fund	1,567,357.078	N/A	N/A	1,460,804.858	N/A
Virtus Zevenbergen Innovative Growth Stock Fund	4,116,241.712	N/A	N/A	10,179,575.546	364,827.434

Trust and Funds	A	C	C1	I	Class R6
VIRTUS EQUITY TRUST
Virtus KAR Capital Growth Fund	26,657,384.467	305,840.528	N/A	1,923,081.390	71,407.354
Virtus KAR Equity Income Fund	5,952,901.334	192,726.136	N/A	666,160.351	84,530.458
Virtus KAR Global Quality Dividend Fund	1,644,617.728	60,083.596	N/A	903,751.421	154,580.928
Virtus KAR Mid-Cap Core Fund	1,587,729.708	1,413,349.169	N/A	23,794,621.068	987,393.394
Virtus KAR Mid-Cap Growth Fund	7,380,668.957	1,946,448.330	N/A	28,406,891.341	2,962,221.459
Virtus KAR Small-Cap Core Fund	3,197,905.787	2,245,685.734	N/A	25,969,925.524	8,041,253.069
Virtus KAR Small-Cap Growth Fund	14,224,584.162	6,630,456.938	N/A	88,470,866.905	4,266,708.237
Virtus KAR Small-Cap Value Fund	4,595,332.606	734,480.792	N/A	40,154,402.812	2,609,136.342
Virtus KAR Small-Mid Cap Core Fund	2,688,716.546	1,968,697.869	N/A	68,001,875.328	1,151,115.829
Virtus KAR Small-Mid Cap Growth Fund	50,629.954	12,869.949	N/A	284,949.233	340,827.783
Virtus KAR Small-Mid Cap Value Fund	23,368.862	10,299.700	N/A	39,919.499	349,336.000
Virtus SGA Emerging Markets Growth Fund	16,314.922	10,535.138	N/A	27,209.263	452,800.445
Virtus SGA Global Growth Fund	1,162,690.287	238,192.957	N/A	1,669,486.157	2,721,894.088
Virtus SGA New Leaders Growth	11,135.118	10,000.000	N/A	15,285.052	777,632.359
Virtus Tactical Allocation Fund	62,942,829.238	1,686,321.000	N/A	3,339,998.362	8,434.870

VIRTUS OPPORTUNITIES TRUST
Virtus Duff & Phelps Global Real Estate Securities Fund	738,884.534	190,420.452	N/A	10,378,595.498	2,623,988.641
Virtus Duff & Phelps Global Infrastructure Fund	2,058,754.991	297,694.043	N/A	2,513,074.842	692,354.945
Virtus Duff & Phelps Int Real Estate Securities Fund	390,192.194	31,090.802	N/A	3,738,662.546	N/A
Virtus Duff & Phelps Real Asset Fund	975,051.577	53,170.494	N/A	798,099.464	7,564.297
Virtus Duff & Phelps Real Estate Securities Fund	5,448,882.394	240,084.243	N/A	9,722,609.054	4,822,531.478
Virtus Fort Trend Fund	7,247,471.872	580,812.691	N/A	1,749,114.496	45,984.710
Virtus KAR Developing Markets Fund	12,386.562	10,000.000	N/A	11,574.306	323,141.000
Virtus KAR Emerging Markets Small-Cap Fund	2,850,473.939	157,065.733	N/A	18,141,879.116	97,767.384
Virtus KAR International Small-Mid Cap Fund	3,760,728.320	1,736,735.276	N/A	95,190,449.520	8,134,887.491

Trust and Funds	A	C	C1	I	Class R6
Virtus Newfleet Core Plus Bond Fund	2,759,500.516	168,517.528	N/A	8,385,524.621	141,957.205
Virtus Newfleet High Yield Fund	10,495,392.119	314,151.244	N/A	1,710,648.245	486,974.786
Virtus Newfleet Low Duration Core Plus Bond Fund	8,421,645.940	1,477,277.301	N/A	46,793,484.705	2,975,392.591
Virtus Newfleet Multi-Sector Short Term Bond Fund	187,902,579.370	46,955,497.222	12,451,716.957	1,056,612,021.465	6,336,628.730
Virtus Newfleet Multi-Sector Intermediate Bond Fund	7,211,702.365	1,579,425.511	N/A	18,591,819.933	588,635.631
Virtus Newfleet Senior Floating Rate Fund	7,419,085.668	938,706.215	N/A	15,509,896.510	156,270.197
Virtus Newfleet Tax-Exempt Bond Fund	3,130,637.322	235,027.185	N/A	4,800,192.686	N/A
Virtus Stone Harbor Emerging Market Corporate Debt Fund	12,254.902	N/A	N/A	812,191.662	N/A
Virtus Stone Harbor Emerging Market Debt Allocation Fund	12,886.598	N/A	N/A	1,095,481.090	N/A
Virtus Stone Harbor Emerging Mkts Debt Fund	12,406.948	N/A	N/A	101,259,832.861	N/A
Virtus Stone Harbor High Yield Bond Fund	13,368.984	N/A	N/A	13,402,774.102	N/A
Virtus Stone Harbor Local Markets Fund	12,970.169	N/A	N/A	10,204,133.768	N/A
Virtus Stone Harbor Strategic Income Fund	11,248.594	N/A	N/A	3,344,628.079	N/A
Virtus Vontobel Emerging Markets Opportunities Fund	30,117,759.539	5,879,311.470	N/A	261,139,035.445	13,702,055.239
Virtus Vontobel Foreign Opportunities Fund	6,887,129.101	434,967.761	N/A	23,312,463.868	2,381,987.870
Virtus Vontobel Global Opportunities Fund	6,700,465.863	1,005,319.491	N/A	7,714,537.289	4,145,697.786
Virtus Vontobel Greater European Opportunities Fund	237,083.984	26,659.390	N/A	470,007.073	N/A

APPENDIX C
COMPENSATION OF THE TRUSTEES FOR
THE LAST FISCAL YEAR
Name	Aggregate Compensation from Virtus Alternative Solutions Trust	Aggregate Compensation From Virtus Asset Trust	Aggregate Compensation From Virtus Equity Trust	Aggregate Compensation From Virtus Opportunities Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation From the Virtus Funds Complex Paid to Trustees
Independent Trustees
Donald C. Burke	$744	$53,397	$82,762	$90,995	None	$408,667
Sidney E. Harris	$744	$53,382	$82,738	$91,230	None	$316,667
John R. Mallin	$744	$53,382	$82,739	$91,231	None	$316,667
Connie D. McDaniel	$842	$60,390	$93,615	$103,076	None	$356,250
Phillip R. McLoughlin	$1,134	$80,007	$123,763	$136,637	None	$671,917
Geraldine M. McNamara	$816	$58,600	$90,828	$100,149	None	$438,250
R. Keith Walton	$744	$53,382	$82,738	$91,230	None	$316,667
Brian T. Zino	$697	$49,532	$76,688	$84,623	None	$345,833
Interested Trustee
George R. Aylward	None	None	None	None	None	None
Advisory Board Member
Sarah E. Cogan*	$490	$37,423	$58,421	$64,090	None	$302,500
Deborah A. DeCotis*	$490	$38,035	$58,421	$64,090	None	$293,333
F. Ford Drummond*	$490	$37,729	$58,423	$64,092	None	$297,917
William R. Moyer	None	None	None	None	None	$140,000

*
Became an Advisory Board Member effective February 1, 2021

C-1

APPENDIX D
TRUSTEE/NOMINEE OWNERSHIP OF EQUITY SECURITIES
OF THE TRUSTS/FUNDS AS OF March 31, 2022
Name of Trustee or Nominee	Name of Trust	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Virtus funds complex
Independent Trustees/Nominees
Donald C. Burke				Over $100,000
	VAT	Virtus Ceredex Large-Cap Value Equity Fund	(b) $1 – $10,000
	VAT	Virtus Ceredex Mid-Cap Value Equity Fund	(b) $1 – $10,000
	VAT	Virtus Ceredex Small-Cap Value Equity Fund	(b) $1 – $10,000
	VAT	Virtus Seix Core Bond Fund	(b) $1 – $10,000
	VAT	Virtus Seix Corporate Bond Fund	(b) $1 – $10,000
	VAT	Virtus Seix Floating Rate High Income Fund	(c) $10,001 – $50,000
	VAT	Virtus Seix High Income Fund	(b) $1 – $10,000
	VAT	Virtus Seix High Yield Fund	(b) $1 – $10,000
	VAT	Virtus Seix Investment Grade Tax-Exempt Bond Fund	(b) $1 – $10,000
	VAT	Virtus Seix Total Return Bond Fund	(b) $1 – $10,000
	VAT	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund	(b) $1 – $10,000
	VAT	Virtus SGA International Growth Fund	(b) $1 – $10,000
	VAT	Virtus Silvant Large-Cap Growth Stock Fund	(b) $1 – $10,000
	VAT	Virtus Zevenbergen Innovative Growth Stock Fund	(c) $10,001 – $50,000
	VAST	Virtus Duff & Phelps Select MLP and Energy Fund	(b) $1 – $10,000
	VAST	Virtus KAR Long / Short Equity Fund	(b) $1 – $10,000
	VET	Virtus KAR Capital Growth Fund	(b) $1 – $10,000
	VET	Virtus KAR Equity Income Fund	(b) $1 – $10,000
	VET	Virtus KAR Global Quality Dividend Fund	(b) $1 – $10,000
	VET	Virtus KAR Mid-Cap Core Fund	(b) $1 – $10,000
	VET	Virtus KAR Mid-Cap Growth Fund	(b) $1 – $10,000
	VET	Virtus KAR Small-Cap Growth Fund	(c) $10,001 – $50,000
	VET	Virtus KAR Small-Cap Value Fund	(b) $1 – $10,000
	VET	Virtus KAR Small-Mid Cap Core Fund	(b) $1 – $10,000
	VET	Virtus KAR Small-Mid Cap Growth Fund	(b) $1 – $10,000
	VET	Virtus SGA Emerging Markets Growth Fund	(c) $10,001 – $50,000
	VET	Virtus SGA Global Growth Fund	(b) $1 – $10,000
	VET	Virtus SGA New Leaders Growth Fund	(b) $1 – $10,000
	VET	Virtus Tactical Allocation Fund	(b) $1 – $10,000
	VOT	Virtus Duff & Phelps Global Infrastructure Fund	(b) $1 – $10,000
	VOT	Virtus Duff & Phelps Global Real Estate Securities Fund	(c) $10,001 – $50,000
	VOT	Virtus Duff & Phelps International Real Estate Securities Fund	(b) $1 – $10,000
	VOT	Virtus Duff & Phelps Real Asset Fund	(b) $1 – $10,000
	VOT	Virtus Duff & Phelps Real Estate Securities Fund	(c) $10,001 – $50,000
	VOT	Virtus FORT Trend Fund	(b) $1 – $10,000
	VOT	Virtus KAR Emerging Markets Small-Cap Fund	(b) $1 – $10,000
	VOT	Virtus KAR International Small Mid-Cap Fund	(c) $10,001 – $50,000
	VOT	Virtus Newfleet High Yield Fund	(c) $10,001 – $50,000

Name of Trustee or Nominee	Name of Trust	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Virtus funds complex
	VOT	Virtus Newfleet Multi-Sector Intermediate Bond Fund	(b) $1 – $10,000
	VOT	Virtus Newfleet Multi-Sector Short Term Bond Fund	(c) $10,001 – $50,000
	VOT	Virtus Newfleet Low Duration Core Plus Bond Fund	(c) $10,001 – $50,000
	VOT	Virtus Newfleet Senior Floating Rate Fund	(c) $10,001 – $50,000
	VOT	Virtus Newfleet Tax Exempt Bond Fund	(c) $10,001 – $50,000
	VOT	Virtus Vontobel Emerging Markets Opportunities Fund	(b) $1 – $10,000
	VOT	Virtus Vontobel Foreign Opportunities Fund	(b) $1 – $10,000
	VOT	Virtus Vontobel Global Opportunities Fund	(b) $1 – $10,000
	VOT	Virtus Vontobel Greater European Opportunities Fund	(b) $1 – $10,000
Sarah E. Cogan				Over $100,000
	VAT	Virtus Seix Floating Rate High Income Fund	(c) $10,001 – $50,000
	VAT	Virtus Seix High Yield Fund	(c) $10,001 – $50,000
	VAT	Virtus Zevenbergen Innovative Growth Stock Fund	(c) $10,001 – $50,000
	VET	Virtus KAR Small-Cap Value Fund	(c) $10,001 – $50,000
	VOT	Virtus Duff & Phelps Global Infrastructure Fund	(c) $10,001 – $50,000
	VOT	Virtus Duff & Phelps Global Real Estate Securities Fund	(c) $10,001 – $50,000
	VOT	Virtus Newfleet Multi-Sector Short Term Bond Fund	(c) $10,001 – $50,000
Deborah A. DeCotis				Over $100,000
F. Ford Drummond1				Over $100,000
	VAT	Virtus Ceredex Large-Cap Value Equity Fund	(c) $10,001 – $50,000
	VAT	Virtus Ceredex Mid-Cap Value Equity Fund	(c) $10,001 – $50,000
	VAT	Virtus Seix Floating Rate High Income Fund	(c) $10,001 – $50,000
	VAT	Virtus Seix Total Return Bond Fund	(c) $10,001 – $50,000
	VAT	Virtus Zevenbergen Innovative Growth Stock Fund	(c) $10,001 – $50,000
	VET	Virtus KAR Capital Growth Fund	(c) $10,001 – $50,000
	VET	Virtus KAR Small-Cap Core Fund	(c) $10,001 – $50,000
	VET	Virtus SGA Global Growth Fund	(c) $10,001 – $50,000
	VOT	Virtus Duff & Phelps Real Estate Securities Fund	(c) $10,001 – $50,000
	VOT	Virtus Newfleet Multi-Sector Intermediate Bond Fund	(c) $10,001 – $50,000
	VOT	Virtus Vontobel Foreign Opportunities Fund	(c) $10,001 – $50,000
Sidney E. Harris				Over $100,000
	VET	Virtus KAR Mid-Cap Growth Fund	(e) Over $100,000
	VAT2	Virtus Zevenbergen Innovative Growth Stock Fund	(d) $50,001 – $100,000
	VET	Virtus KAR Small-Cap Core Fund	(c) $10,001 – $50,000
John R. Mallin				Over $100,000
	VAST	Virtus Duff & Phelps Select MLP And Energy Fund	(c) $10,001 – $50,000
	VOT	Virtus Duff & Phelps Real Estate Securities Fund	(d) $50,001 – $100,000

1
The following includes the dollar range of an Independent Trustee’s deferred compensation allocations for the Fund Complex as of March 31, 2022.

2
The following includes the dollar range of an Independent Trustee’s deferred compensation allocations for the Fund Complex as of March 31, 2022, which is in addition to the above.

Name of Trustee or Nominee	Name of Trust	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Virtus funds complex
	VOT	Virtus Newfleet Multi-Sector Short Term Bond Fund	(e) over $100,000
	VAT3	Virtus Ceredex Mid-Cap Value Equity Fund	(c) $10,001 – $50,000
	VAT	Virtus Zevenbergen Innovative Growth Stock Fund	(e) over $100,000
	VET	Virtus KAR Capital Growth Fund	(d) $50,001 – $100,000
	VET	Virtus KAR Equity Income Fund	(e) over $100,000
	VET	Virtus KAR Small-Cap Growth Fund	(e) over $100,000
	VET	Virtus KAR Small-Cap Value Fund	(e) over $100,000
	VET	Virtus SGA Global Growth Fund	(b) $1 – $10,000
	VOT	Virtus Duff & Phelps Real Estate Securities Fund	(e) over $100,000
	VOT	Virtus FORT Trend Fund	(e) over $100,000
	VOT	Virtus Newfleet Multi-Sector Intermediate Bond Fund	(e) over $100,000
	VOT	Virtus Newfleet Senior Floating Rate Fund	(e) over $100,000
Connie D. McDaniel				Over $100,000
	VAST	Virtus Duff & Phelps Select MLP and Energy Fund	(b) $1 – $10,000
	VAT	Virtus Ceredex Large-Cap Value Fund	(c) $10,001 – $50,000
	VAT	Virtus Ceredex Mid-Cap Value Equity Fund	(d) $50,001 – $100,000
	VAT	Virtus Ceredex Small-Cap Value Equity Fund	(c) $10,001 – $50,000
	VAT	Virtus Seix Floating Rate High Income Fund	(c) $10,001 – $50,000
	VAT	Virtus Seix High Yield Fund	(d) $50,001 – $100,000
	VAT	Virtus Silvant Large-Cap Growth Stock Fund	(d) $50,001 – $100,000
	VAT	Virtus Zevenbergen Innovative Growth Stock Fund	(e) over $100,000
	VET4	Virtus KAR Capital Growth Fund	(e) over $100,000
	VET	Virtus KAR Mid-Cap Core Fund	(d) $50,001 – $100,000
	VET	Virtus KAR Small Cap Growth Fund	(d) $50,001 – $100,000
	VOT	Virtus Newfleet Multi-Sector Intermediate Bond Fund	(d) $50,001 – $100,000
	VOT	Virtus Newfleet Multi-Sector Short Term Bond Fund	(d) $50,001 – $100,000
Philip R. McLoughlin				Over $100,000
	VAST	Virtus Duff & Phelps Select MLP and Energy Fund	(b) $1 – $10,000
	VAST	Virtus KAR Long/Short Fund	(b) $1 – $10,000
	VAT	Virtus Ceredex Mid-Cap Value Equity Fund	(c) $10,001-$50,000
	VAT	Virtus Seix Total Return Bond Fund	(d) $50,001 – $100,000
	VAT	Virtus Zevenbergen Innovative Growth Stock Fund	(c) $10,001 – $50,000
	VET	Virtus KAR Mid-Cap Core Fund	(c) $10,001 – $50,000
	VET	Virtus KAR Mid-Cap Growth Fund	(c) $10,001 – $50,000
	VET	Virtus KAR Small Mid-Cap Core Fund	(c) $10,001 – $50,000
	VET	Virtus KAR Small Mid-Cap Growth Fund	(c) $10,001 – $50,000
	VET	Virtus SGA Global Growth Fund	(c) $10,001 – $50,000

3
The following includes the dollar range of an Independent Trustee’s deferred compensation allocations for the Fund Complex as of March 31, 2022, which is in addition to the above.

4
The following includes the dollar range of an Independent Trustee’s deferred compensation allocations for the Fund Complex as of March 31, 2022, which is in addition to the above.

Name of Trustee or Nominee	Name of Trust	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Virtus funds complex
	VOT	Virtus Duff & Phelps Global Real Estate Securities Fund	(b) $1 – $10,000
	VOT	Virtus KAR Emerging Markets Small-Cap Fund	(b) $1 – $10,000
	VOT	Virtus KAR International Small-Mid Cap Fund	(c) $10,001- $50,000
	VOT	Virtus Newfleet Low Duration Core Plus Bond Fund	(c) $10,001 – $50,000
	VOT	Virtus Newfleet Multi-Sector Short Term Bond Fund	(b) $1 – $10,000
	VAT5	Virtus Ceredex Small-Cap Value Equity Fund	(d) $50,001 – $100,000
	VAT	Virtus Zevenbergen Innovative Growth Stock Fund	(e) over $100,000
	VET	Virtus KAR Capital Growth Fund	(e) over $100,000
	VET	Virtus KAR Mid-Cap Core Fund	(d) $50,001 – $100,000
	VET	Virtus KAR Small-Cap Growth Fund	(e) over $100,000
	VET	Virtus KAR Small-Cap Value Fund	(b) $1 – $10,000
	VOT	Virtus Duff & Phelps Real Estate Securities Fund	(e) over $100,000
	VOT	Virtus Newfleet Low Duration Core Plus Bond Fund	(b) $1 – $10,000
	VOT	Virtus Newfleet Multi-Sector Short Term Bond Fund	(b) $1 – $10,000
Geraldine M. McNamara				Over $100,000
	VAST	Virtus Duff & Phelps Select MLP and Energy Fund	(b) $1 – $10,000
	VAT	Virtus Ceredex Large-Cap Value Equity Fund	(c) $10,001 – $50,000
	VAT	Virtus Ceredex Mid-Cap Value Equity Fund	(d) $50,001 – $100,000
	VET	Virtus KAR Small-Cap Core Fund	(e) over $100,000
	VET	Virtus KAR Small-Cap Growth Fund	(c) $10,001 – $50,000
	VOT	Virtus Duff & Phelps Global Infrastructure Fund	(e) over $100,000
	VOT	Virtus Duff & Phelps Global Real Estate Securities Fund	(e) over $100,000
	VOT	Virtus Newfleet Low Duration Core Plus Bond Fund	(e) over $100,000
	VOT	Virtus Newfleet Multi-Sector Short Term Fund	(e) over $100,000
	VOT	Virtus Vontobel Foreign Opportunities Fund	(e) over $100,000
R. Keith Walton				Over $100,000
	VOT	Virtus Newfleet Multi-Sector Short Term Bond	(e) over $100,000
Brian T. Zino				Over $100,000
	VAST	Virtus Duff & Phelps Select MLP and Energy Fund	(b) $1 – $10,000
	VAT	Virtus Zevenbergen Innovative Growth Stock Fund	(c) $10,001 – $50,000
	VOT	Virtus KAR International Small Mid-Cap Fund	(e) over $100,000
Interested Trustee
George R. Aylward				Over $100,000
	VAST	Virtus Duff & Phelps Select MLP and Energy Fund	(b) $1 – $10,000
	VAT	Virtus Ceredex Mid-Cap Value Equity Fund	(d) $50,001 – $100,000
	VET	Virtus KAR Global Quality Dividend Fund	(d) $50,001 – $100,000
	VET	Virtus KAR Small-Cap Value Fund	(d) $50,001 – $100,000
	VET	Virtus KAR Equity Income Fund	(d) $50,001 – $100,000
	VET	Virtus Tactical Allocation Fund	(b) $1 – $10,000
	VOT	Virtus Duff & Phelps Global Infrastructure Fund	(d) $50,001 – $100,000
	VOT	Virtus Duff & Phelps Real Asset Fund	(c) $10,001 – $50,000
	VOT	Virtus Duff & Phelps Real Estate Securities Fund	(c) $10,001 – $50,000
	VOT	Virtus Fort Trend Fund	(c) $10,001 – $50,000
	VOT	Virtus Newfleet Core Plus Bond Fund	(b) $1 – $10,000

5
The following includes the dollar range of an Independent Trustee’s deferred compensation allocations for the Fund Complex as of March 31, 2022, which is in addition to the above.

Name of Trustee or Nominee	Name of Trust	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Virtus funds complex
	VOT	Virtus Newfleet High Yield Fund	(c) $10,001 – $50,000
	VOT	Virtus Newfleet Multi-Sector Intermediate Bond Fund	(b) $1 – $10,000
	VOT	Virtus Newfleet Multi-Sector Short Term Bond Fund	(e) Over $100,000
	VOT	Virtus Vontobel Emerging Markets Opportunities Fund	(c) $10,001 – $50,000
	VOT	Virtus Vontobel Foreign Opportunities Fund	(e) Over $100,000
	VOT	Virtus Vontobel Global Opportunities Fund	(c) $10,001 – $50,000

APPENDIX E
SHARE OWNERSHIP INFORMATION
Shareholder	Fund/Class	Shares	Percent of Class
ABN AMRO CLEARING CHICAGO LLC KIM VILARA 175 W JACKSON BLVD STE 400 CHICAGO IL 60605	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS I	270,161.769	12.57
ALEXANDRA S LEE & THOMAS H LEE TTEES THE T & A LEE FAMILY TRUST NEW YORK NY 10003-4000	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-R6	86,850.556	43.48
ALVIN AILEY DANCE FOUNDATION NEW YORK NY 10019-4402	VIRTUS SEIX US US GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND-CLASS-R6	2,259,414.141	19.79
AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-C	48,920.404	15.54
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-C	11,963.548	10.72
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-A	57,520.171	7.78
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-C	12,526.214	6.58
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-I	1,346,714.600	12.98
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-A	160,712.336	7.81
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-C	41,144.020	13.82
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-I	557,233.408	22.17
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-A	82,216.783	8.43
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-C	4,922.730	9.26
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-C	26,705.504	11.12
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-I	1,028,918.396	10.58
	VIRTUS FORT TREND FUND-CLASS-A	449,152.068	6.2
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-C	23,521.818	7.69
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-I	327,886.683	17.05

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-A	325,396.140	8.65
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-C	337,971.306	19.46
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-I	15,411,824.652	16.19
	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-A	13,093.153	9.7
	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-C	12,042.394	49.71
	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-I	1,080,284.933	15.43
	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	157,444.381	9.92
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	137,589.132	9.73
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	3,302,876.385	13.88
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-C	119,670.881	6.15
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-I	5,403,768.820	19.02
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	531,909.630	23.69
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	1,789,154.494	6.89
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-A	865,211.602	6.08
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-C	1,135,222.196	17.12
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-I	12,285,213.980	13.89
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-C	57,397.284	7.81
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-A	172,446.408	6.41
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-C	270,465.284	13.74
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-I	10,420,681.497	15.32
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-C	29,518.275	17.52
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-I	871,913.843	10.4
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-C	18,832.535	5.99
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-I	282,558.209	16.52
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-C	113,733.402	7.7

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-I	9,475,681.317	20.25
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C	7,750,157.546	16.51
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-I	89,295,628.022	8.45
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-A	388,833.330	5.39
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-C	95,671.614	6.06
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-I	1,384,443.125	7.45
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-C	103,923.048	11.07
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-A	205,205.575	6.55
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-C	39,178.399	16.67
	VIRTUS SEIX CORE BOND FUND-CLASS-I	1,068,533.823	16.08
	VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND-CLASS-A	102,753.899	25.19
	VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND-CLASS-I	326,595.705	11.49
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-I	2,122,899.689	9.59
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-A	69,939.836	6.02
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-C	13,765.370	5.78
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-I	109,418.359	6.55
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-C	443,538.469	7.54
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-A	387,863.533	5.63
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-C	100,451.786	23.09
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-I	1,583,784.482	6.79

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-A	440,300.998	6.57
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-C	223,290.376	22.21
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-I	1,838,250.607	23.83
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-C	3,617.511	13.57
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-I	1,011,164.529	9.93
AMERICAN INSTITUTES OF RESEARCH OF THE BEHAVIORAL SCIENCES ATTN DAMIEN LEE 1400 CRYSTAL DR 10TH FL ARLINGTON VA 22202-3289	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-R6	984,247.593	36.16
ANDREW MILLER AMANDA MILLER TTEES THE ANDREW AND AMANDA MILLER FAMILY TRUST ENCINO CA 91436-3503	VIRTUS KAR EQUITY INCOME FUND-CLASS-C	13,050.012	6.77
ATTN MUTUAL FUND ADMIN C/O EVERCORE ID 573 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-R6	5,062,690.683	14.02
BAND & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-I	639,928.319	6.29
BARRY MANDINACH SARA MANDINACH JTWROS PO BOX 232 SAGAPONACK NY 11962-0232	VIRTUS SGA EMERGING MARKETS GROWTH FUND-CLASS-I	5,022.634	18.46
	VIRTUS SGA NEW LEADERS GROWTH FUND-CLASS-I	4,784.689	31.3
BNY MELLON CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED 6 (AGE 14) 4400 COMPUTER DR WESTBOROUGH MA 01581-1755	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-R6	195,755.278	6.58
BNY MELLON CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED 7 (AGE 15) 4400 COMPUTER DR WESTBOROUGH MA 01581-1755	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-R6	180,181.961	6.06
BNY MELLON CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED 8 (AGE 16) 4400 COMPUTER DR WESTBOROUGH MA 01581-1755	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-R6	221,529.553	7.45

Shareholder	Fund/Class	Shares	Percent of Class
BNY MELLON CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED 9 (AGES 17 AND OVER) 4400 COMPUTER DR WESTBOROUGH MA 01581-1755	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-R6	1,217,782.714	40.93
BNY MELLON CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED BOND 529 4400 COMPUTER DR WESTBOROUGH MA 01581-1755	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-R6	158,936.877	5.34
BNY MELLON CUSTODIAN FOR SOUTH DAKOTA COLLEGEACESS 529 PLAN AGE-BASED 5 (AGE 13) 4400 COMPUTER DR WESTBOROUGH MA 01581-1755	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-R6	152,449.100	5.12
BNYM I S TRUST CO CUST FOR THE IRA ROLLOVER OF MARK R HOLMES RICHMOND VA 23233-7666	VIRTUS KAR SMALL-MID CAP VALUE FUND-CLASS-A	1,539.051	6.59
BNYM I S TRUST CO CUST FOR THE NON-DFI SIMPLE IRA OF JANET FRECHETTE WEST SUFFIELD CT 06093-2804	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-A	49,372.633	8.64
BNYM I S TRUST CO CUST IRA FBO GAYLE SWEENEY DENVER CO 80205-3049	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASSC	4,054.216	6.95
BNYM I S TRUST CO CUST ROLLOVER IRACOLE M FOX GREELEY CO 80634-1111	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-A	2,639.133	5.21
BNYM I S TRUST CO CUST ROLLOVER IRAKISHORE D RAO RIDGEFIELD CT 06877-0000	VIRTUS SGA EMERGING MARKETS GROWTH FUND-CLASS-R6	86,198.203	19.04
BNYM I S TRUST CO CUST ROLLOVER IRAMICHELE R FOX GREELEY CO 80634-1111	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-A	2,697.547	5.33
BNYM I S TRUST CO CUST SEP IRA FBO GORDON M MARCHAND RIDGEFIELD CT 06877-5812	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-R6	38,788.089	19.42
BNYM I S TRUST CO CUST SEP IRA FBO KISHORE D RAO RIDGEFIELD CT 06877	VIRTUS SGA NEW LEADERS GROWTH FUND-CLASS-R6	55,736.346	7.17
BNYM I S TRUST CO CUST SEP IRA FBO MARY MARGARET B HALL JACKSONVILLE FL 32223-1300	VIRTUS SEIX US MORTGAGE FUND-CLASS-C	2,118.940	19.01
BNYM I S TRUST CO CUST SEP IRA FBO MICHAEL TUCKER BROWN PORT WASHINGTON NY 11050-1237	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-R6	18,129.212	9.08
BNYM I S TRUST CO CUST SIMPLE IRA DANIEL LAKE HEUVELTON NY 13654-3105	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-C	7,607.176	6.72

Shareholder	Fund/Class	Shares	Percent of Class
BNYM I S TRUST CO CUST SIMPLE IRA EDWARD MARCY EVERGREEN CO 80439-5525	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASSC	3,310.395	5.67
BON SECOURS MERCY HEALTH INC 1505 MARRIOTTSVILLE RD MARRIOTTSVL MD 21104-1399	VIRTUS STONE HARBOR EMERGING MARKETS DEBT FUND-CLASS-I	9,312,298.299	9.2
CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-R6	2,072,468.928	5.74
CHARLES SCHWAB & CO INC EXCLUSIVE BENEFIT OF OUR CUSTOMERS REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-I	1,472,296.016	5.18
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-A	485,532.964	7.05
CHARLES SCHWAB & CO INC SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-A	136,907.012	18.53
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-I	846,163.949	8.15
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-I	1,353,485.860	13.92
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-A	1,230,934.615	43.18
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-I	1,444,149.604	7.96
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-A	129,780.420	7.89
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-A	772,210.055	20.53
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-I	5,786,865.052	6.08
	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-A	18,871.997	13.98
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-A	615,125.924	8.33
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	213,067.211	6.66
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	1,596,193.329	6.15
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-A	1,017,126.054	7.15
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-I	4,929,570.009	5.57
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-A	266,823.491	5.81

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-A	575,671.954	21.41
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-I	5,104,472.624	7.51
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-A	3,672.435	7.25
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-I	844,839.350	5.45
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-I	223,610.557	13.39
	VIRTUS STONE HARBOR LOCAL MARKETS FUND-CLASS-I	579,399.257	5.68
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-I	2,254,395.961	9.67
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-R6	151,540.063	6.36
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-R6	594,186.986	14.33
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-A	68,392.783	28.85
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-I	203,603.999	43.32
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-I	4,454,904.420	11.28
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-C	253,458.415	14.79
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-C	51,421.131	46.08
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-I	2,753,559.671	14.83
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-I	5,073,333.110	27.32
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-C	10,914.300	5.73
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-C	11,419.616	21.48
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-A	651,079.501	11.95
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-R6	882,125.993	18.29
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-I	108,120.324	5.03

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS FORT TREND FUND-CLASS-C	38,786.247	6.68
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-C	17,287.600	5.65
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-C	65,826.998	41.91
	VIRTUS KAR EQUITY INCOME FUND-CLASS-A	319,497.706	5.37
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-A	117,063.793	7.12
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-C	9,915.717	16.5
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-C	213,749.876	12.31
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-I	6,483,734.175	6.81
	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	146,045.926	9.2
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	175,848.057	12.44
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-A	440,487.678	5.97
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-C	232,634.229	11.95
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	224,132.994	7.01
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	165,005.449	7.35
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-A	721,593.801	5.07
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-C	811,943.214	12.25
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-I	10,952,016.143	12.38
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-A	323,950.965	7.05
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-C	97,158.727	13.23
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-I	2,038,996.325	5.08
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-A	161,969.400	6.02
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-C	365,081.392	18.54
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-C	12,927.901	7.67
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-C	26,553.513	8.45

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-C	263,025.681	17.8
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C	4,226,197.070	9
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C1	1,039,707.512	8.35
	VIRTUS SEIX CORE BOND FUND-CLASS-I	3,103,201.674	46.71
	VIRTUS SEIX CORE BOND FUND-CLASS-R6	69,496.346	32.91
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-C	4,886.846	6.33
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-I	3,266,297.380	44.94
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-A	266,660.703	5.11
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-C	134,969.115	8.37
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-I	81,439,752.066	26.3
	VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND-CLASS-I	468,684.118	16.49
	VIRTUS SEIX HIGH INCOME FUND-CLASS-I	13,160,256.038	53.07
	VIRTUS SEIX HIGH YIELD FUND-CLASS-I	11,898,217.066	32.11
	VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND-CLASS-I	3,970,137.044	22.39
	VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND-CLASS-I	245,731.258	44.26
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-I	10,997,447.438	49.66
	VIRTUS SEIX ULTRA-SHORT BOND FUND-CLASS-I	273,329.849	6.51
	VIRTUS SEIX US US GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND-CLASS-I	30,446,436.059	57.98
	VIRTUS SEIX US MORTGAGE FUND-CLASS-I	15,151.691	5.27
	VIRTUS SEIX US MORTGAGE FUND-CLASS-I	15,016.135	5.22
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-C	69,155.840	29.03
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-I	86,302.601	5.17

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-I	348,273.186	10.63
	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-I	290,207.575	26.47
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-A	16,391.632	6.91
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-I	2,371,285.769	23.29
CHARLES SCHWAB TRUST BANK. TTEE HT HACKNEY CO. PROFIT SHARING RETIREMENT PLAN 10XXXX 2423 E LINCOLN DR PHOENIX AZ 85016-1215	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-A	52,049.982	13.34
CITY OF LOS ANGELES TTEE CITY OF LOS ANGELES CITY HALL EMPLOYEE BENEFITS OFFICE 200 N SPRING ST RM 867 LOS ANGELES CA 90012	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-I	9,718,229.068	5.88
DAVID TORCHIA & CHARLENE TORCHIA JTWROS NEW YORK NY 10001-7305	VIRTUS STONE HARBOR STRATEGIC INCOME FUND-CLASS-I	226,602.497	6.78
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-A	761,659.187	5.17
	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-I	2,062,539.073	5.22
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-R6	3,986,786.625	5.62
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-R6	199,259.112	6.73
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-R6	1,048,286.966	7.65
EDWARD D. JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-C	8,974.422	8.04
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-R6	2,888,890.311	28.24
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-A	117,901.815	5.73
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-R6	1,626,689.031	33.73
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-R6	481,662.996	7.6
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-A	57,456.379	6
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-R6	1,992,515.401	40.87
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-R6	224,416.282	61.51

Shareholder	Fund/Class	Shares	Percent of Class
FIIOC FBO ANESTHESIA ASSOCIATES OF MORRISTOWN P.A SAVINGS AND LOAN 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1987	VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND-CLASS-A	89,175.400	5.69
FIRST REPUBLIC BANK C/O RELIANCE MUTUAL FUND TRADING 111 PINE ST SAN FRANCISCO CA 94111	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-I	117,091.616	6.84
GORDON MICHAEL MARCHAND TOD SUBJECT TO VIR TOD RULES RIDGEFIELD CT 06877-5812	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-R6	11,988.021	6
GREAT WEST LIFE & ANNUITY 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND-CLASS-I	856,788.451	58.65
GREATER NEW YORK MUTUAL INSURANCE CO 200 MADISON AVE NEW YORK NY 10016-3903	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-R6	2,715,145.915	7.52
GREAT-WEST LIFE & ANNUITY INS CO DEFAULT 2T2-XXXXX 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 80111-5002	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-A	1,723,589.164	8.46
GREAT-WEST TRUST COMPANY LLC FBO VARIOUS SUNTRUST OMNIBUS ACCOUNTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-R6	146,004.129	81.29
GREAT-WEST TRUST COMPANY LLC TTEE FEMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-I	4,429,263.501	11.22
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-A	362,515.653	6.65
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-R6	298,938.799	10.09
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-R6	18,480.361	5.42
	VIRTUS SEIX HIGH INCOME FUND-CLASS-A	182,904.742	7.18
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-A	49,802.520	5.2
GREAT-WEST TRUST COMPANY LLC TTEE FGLOBAL MEDICAL RESPONSE INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-R6	204,383.704	6.9
HANY M EL SADR NEW YORK NY 10009-2109	VIRTUS KAR EQUITY INCOME FUND-CLASS-C	13,247.588	6.87

Shareholder	Fund/Class	Shares	Percent of Class
HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-A	1,470,405.902	9.97
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-A	2,496,151.894	12.26
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-A	1,859,374.487	37.51
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-A	253,664.069	26.5
HRISHIKESH GUPTA ADITI BANSAL JTWROS TOD SUBJECT TO VIR TOD RULES NEW YORK NY 10016-0000	VIRTUS SGA EMERGING MARKETS GROWTH FUND-CLASS-R6	55,187.057	12.19
	VIRTUS SGA NEW LEADERS GROWTH FUND-CLASS-R6	50,403.226	6.48
IMF RETIRED STAFF BENEFITS INVESTMENT ACCOUNT 700 19TH ST NW WASHINGTON DC 20431-0001	VIRTUS STONE HARBOR HIGH YIELD BOND FUND-CLASS-I	2,304,423.524	17.19
	VIRTUS STONE HARBOR HIGH YIELD BOND FUND-CLASS-I	8,225,527.784	61.37
JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD, MA 02090	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-R6	154,365.231	6.48
JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	VIRTUS FORT TREND FUND-CLASS-R6	5,403.853	11.75
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-R6	4,060.306	5.69
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-R6	51,413.503	52.59
	VIRTUS KAR MID-CAP CORE FUND-CLASS-R6	84,113.014	8.52
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-R6	419,897.800	5.22
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-R6	68,680.588	11.67
	VIRTUS SEIX HIGH YIELD FUND-CLASS-R6	548,256.800	10.34
	VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND-CLASS-I	38,926.903	7.01
JPMORGAN CHASE BANK NA FBO ERNST & YOUNG DEFINED BENEFIT RETIREMENT PLAN 4 CHASE METROTECH CTR FL 3 BROOKLYN NY 11245-0003	VIRTUS STONE HARBOR EMERGING MARKETS DEBT FUND-CLASS-I	5,401,732.009	5.33
JPMORGAN CHASE BANK NA FBO ERNST & YOUNG PARTNERSHIP DEFINED BENEFIT PLAN 4 CHASE METROTECH CTR FL 3 BROOKLYN NY 11245-0003	VIRTUS STONE HARBOR EMERGING MARKETS DEBT FUND-CLASS-I	7,160,769.186	7.07
KENNETH K BAEHL WINONA A BAEHL JTWROS TOD SUBJECT TO VIR TOD RULES CHRISNEY IN 47611-9590	VIRTUS SEIX US MORTGAGE FUND-CLASS-C	1,369.884	12.29

Shareholder	Fund/Class	Shares	Percent of Class
KISHORE D RAO ALISON DICKINSON-RAO JTWROS TOD SUBJECT TO VIR TOD RULES RIDGEFIELD CT 06877	VIRTUS SGA EMERGING MARKETS GROWTH FUND-CLASS-R6	24,227.118	5.35
LOCAL 295/LOCAL 851 IBT EMPLOYER GROUP PENSION TRUST FUND 655 3RD AVE STE 1200 NEW YORK NY 10017-9118	VIRTUS SEIX HIGH YIELD FUND-CLASS-R6	3,241,055.314	61.15
LOCAL 295/LOCAL 851 IBT EMPLOYER GROUP WELFARE FUND 655 3RD AVE STE 1200 NEW YORK NY 10017-9118	VIRTUS SEIX HIGH YIELD FUND-CLASS-R6	269,617.989	5.09
LPL FINANCIAL A/C XXXX-XXXX 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-C	31,717.356	10.08
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-C	109,156.780	6.37
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-A	37,889.568	5.13
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-C	37,839.130	19.87
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-I	546,006.973	5.26
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-A	124,438.277	6.04
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-C	72,729.133	24.43
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-I	142,089.190	5.65
	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-C	12,328.935	39.65
	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-I	218,661.885	5.85
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-C	2,689.140	5.06
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-I	73,033.884	9.15
	VIRTUS FORT TREND FUND-CLASS-C	62,620.129	10.78
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-C	53,258.138	17.41
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-I	110,696.754	5.76

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-C	24,100.174	15.34
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-I	1,816,539.016	10.01
	VIRTUS KAR EQUITY INCOME FUND-CLASS-C	26,855.973	13.93
	VIRTUS KAR EQUITY INCOME FUND-CLASS-I	143,002.951	21.47
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-A	85,803.028	5.22
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-I	75,714.102	8.38
	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	92,879.259	5.85
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	152,355.198	10.78
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	1,524,077.267	6.41
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-C	136,062.876	6.99
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-I	2,340,104.497	8.24
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-I	518,148.274	6.18
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-C	63,746.746	20.29
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-I	242,478.377	14.17
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-C	150,019.696	10.16
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C	2,434,223.895	5.18
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C1	666,679.316	5.35
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-C	14,454.577	6.15
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-I	758,830.879	15.81
	VIRTUS SEIX CORE BOND FUND-CLASS-I	410,394.059	6.18
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-C	8,052.104	10.43
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-A	915,090.153	17.53
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-C	452,069.861	28.04

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-I	35,671,611.931	11.52
	VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND-CLASS-I	177,452.151	6.24
	VIRTUS SEIX HIGH YIELD FUND-CLASS-A	87,740.551	6.37
	VIRTUS SEIX US MORTGAGE FUND-CLASS-C	4,478.602	40.18
	VIRTUS SEIX US MORTGAGE FUND-CLASS-I	48,854.181	16.98
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-C	40,760.524	17.11
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-I	266,347.120	15.95
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-I	201,721.782	6.16
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-C	433,374.830	25.7
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-I	384,750.540	11.52
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-C	32,368.340	7.44
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-C	78,324.202	7.79
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-A	15,482.182	6.53
MAC & CO XXXX09 ATTN:MUTUAL FUND OPERATIONS 500 GRANT ST ROOM 151-1010 PITTSBURGH PA 15219-2502	VIRTUS STONE HARBOR EMERGING MARKET DEBT ALLOCATION FUND-CLASS-I	297,813.075	27.19
MAC & CO XXXX22 ATTN:MUTUAL FUND OPERATIONS 500 GRANT ST ROOM 151-1010 PITTSBURGH PA 15219-2502	VIRTUS STONE HARBOR EMERGING MARKET DEBT ALLOCATION FUND-CLASS-I	113,266.116	10.34
MAC & CO A/C XXXX33 ATTN:MUTUAL FUND OPERATIONS 500 GRANT ST ROOM 151-1010 PITTSBURGH PA 15219-2502	VIRTUS STONE HARBOR EMERGING MARKET DEBT ALLOCATION FUND-CLASS-I	132,723.834	12.12
MAC & CO A/C XXXX64 ATTN: MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PL PITTSBURGH PA 15230-3198	VIRTUS STONE HARBOR EMERGING MARKET DEBT ALLOCATION FUND-CLASS-I	131,750.041	12.03
MAC & CO A/C XXXX81 ATTN: MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PL PITTSBURGH PA 15230-3198	VIRTUS STONE HARBOR EMERGING MARKET DEBT ALLOCATION FUND-CLASS-I	67,988.844	6.21
MAC & CO A/C XXXX80 ATTN: MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	VIRTUS STONE HARBOR EMERGING MARKET DEBT ALLOCATION FUND-CLASS-I	101,355.468	9.25

Shareholder	Fund/Class	Shares	Percent of Class
MAC & CO A/C XXXX41 ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-R6	752,794.032	9.25
MAC & CO A/C XXXX73 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-R6	586,654.609	7.21
MARIL & CO FBO 5A C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N-ATTN: MF 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	VIRTUS SEIX HIGH INCOME FUND-CLASS-R6	225,542.714	12.49
MARK S HAGENBUCH LOUANN M HAGENBUCH JTWROS SUBJECT TO VIR TOD RULES THREE RIVERS MI 49093-9519	VIRTUS SEIX US MORTGAGE FUND-CLASS-C	3,176.521	28.5
MARY E MARCHAND REVOCABLE TRUST GORDON M MARCHAND TR MARY E MARCHAND TR JAMESTOWN RI 02835	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-R6	223,841.498	8.22
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-A	993,530.504	6.74
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY HARLAN FOODS, INC. PROFIT SHARING 435 IRON POINT CIRCLE SUITE 300 FOLSOM CA 95630	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-A	126,913.744	18.79
MATRIX TRUST COMPANY CUST. FBO HSA BANK-HSG 717 17TH STREET SUITE 1300 DENVER CO 80202	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-R6	730,289.581	17.12
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOME 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-A	978,377.683	6.64
	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-C	84,038.606	26.7
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-A	1,791,132.753	8.8
	VIRTUS SEIX CORE BOND FUND-CLASS-A	151,829.038	20.63
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-A	918,237.717	17.59
	VIRTUS SEIX HIGH YIELD FUND-CLASS-A	379,632.144	27.57
	VIRTUS SEIX HIGH YIELD FUND-CLASS-I	4,303,408.342	11.61
	VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND-CLASS-A	7,206.137	7.81
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-A	348,247.721	8.46

Shareholder	Fund/Class	Shares	Percent of Class
MITRA & CO FBO XX C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N-ATTN: MF 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND-CLASS-I	78,418.304	14.12
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FL JACKSONVILLE FL 32246-6484	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-A	136,115.483	18.42
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-A	102,074.901	10.47
	VIRTUS FORT TREND FUND-CLASS-A	824,005.883	11.37
	VIRTUS FORT TREND FUND-CLASS-I	97,523.944	5.58
	VIRTUS KAR EQUITY INCOME FUND-CLASS-A	310,431.679	5.21
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-I	5,638,184.412	5.92
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	279,916.365	8.75
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-A	1,358,091.156	9.55
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-A	1,632,509.121	19.38
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-C	89,992.448	6.09
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-I	4,400,180.980	9.4
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-R6	566,683.591	19.05
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-A	22,218,421.176	11.82
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C1	2,052,928.941	16.49
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-I	118,712,240.703	11.24
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-R6	917,722.822	14.48

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-A	1,103,025.952	15.29
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-C	170,654.206	10.8
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-I	3,834,456.314	20.62
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-R6	157,691.837	26.79
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-A	1,540,584.754	20.77
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-I	3,647,484.180	23.52
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-A	204,462.061	6.53
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-A	3,227,158.547	5.13
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-A	4,345,967.589	14.43
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-I	13,607,449.382	5.21
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-R6	1,688,624.976	12.32
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-A	475,519.883	6.9
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-A	445,992.706	6.66
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITSL 3 CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-C	92,635.217	5.41
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-A	146,692.283	7.13
	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-C	1,685.292	5.42
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-A	267,403.861	27.42
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-I	151,601.323	19

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-I	148,738.567	6.92
	VIRTUS FORT TREND FUND-CLASS-A	1,413,149.769	19.5
	VIRTUS FORT TREND FUND-CLASS-I	310,256.199	17.74
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-C	20,635.117	6.75
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-A	417,741.704	11.11
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-C	269,060.536	15.49
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-I	12,585,284.412	13.22
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	72,578.574	5.14
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	4,951,737.982	20.81
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	232,745.067	7.28
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	228,473.219	10.17
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	1,508,722.086	5.81
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-C	623,121.038	9.4
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-I	10,504,305.163	11.87
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-A	1,105,715.910	24.06
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-C	225,719.171	30.73
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-I	17,766,345.013	44.25
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-A	519,518.002	19.32
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-C	496,657.453	25.23
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-I	13,434,731.557	19.76
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-C	10,964.282	6.51
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-A	614,006.882	7.29
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-C	272,820.842	18.47

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-I	10,107,236.575	21.6
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-A	57,996,568.098	30.87
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C	3,107,981.334	6.62
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C1	1,461,932.059	11.74
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-I	301,514,501.034	28.54
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-A	894,281.648	12.4
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-C	450,737.666	28.54
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-I	3,019,306.154	16.24
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-A	1,597,937.489	21.54
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-C	214,675.293	22.87
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-I	2,608,299.217	16.82
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-A	222,102.607	7.09
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-I	349,348.742	7.28
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-A	278,806.003	5.34
	VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND-CLASS-A	16,402.271	17.78
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-I	629,839.470	18.86
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-A	8,068,145.479	26.79
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-C	1,484,212.637	25.24

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-I	105,869,803.673	40.54
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-A	867,483.727	12.6
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-C	53,339.684	12.26
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-I	9,225,374.636	39.57
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-A	647,587.532	9.66
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-C	102,690.152	10.21
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-I	755,881.018	9.8
NABANK & CO. PO BOX 2180 TULSA OK 74101	VIRTUS SEIX CORPORATE BOND FUND-CLASS-I	1,245,327.479	17.13
	VIRTUS SEIX US US GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND-CLASS-R6	979,819.506	8.58
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-A	2,327,897.941	15.79
	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-C	34,236.947	10.88
	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-I	6,887,973.159	17.45
	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-R6	13,797,934.447	47.39
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-A	1,839,936.956	9.04
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-C	93,261.248	5.44
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-I	29,966,058.405	18.14
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-R6	17,703,003.454	24.94
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-A	707,456.563	14.27
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-C	19,249.377	17.25
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-R6	1,714,684.574	16.76
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-A	110,763.117	14.99

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-C	29,856.294	15.68
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-I	5,477,159.597	52.77
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-R6	1,674,509.897	63.82
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-A	128,021.066	6.22
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-C	32,166.151	10.81
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-I	451,777.311	17.98
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-R6	318,763.576	46.04
	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-A	28,606.683	7.33
	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-C	2,020.870	6.5
	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-I	2,553,701.456	68.31
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-A	93,276.328	9.57
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-I	196,991.805	24.68
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-A	925,421.288	16.98
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-I	2,765,515.693	28.44
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-R6	702,082.668	14.56
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-R6	487,646.771	10.11
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-A	161,487.286	18.38
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-C	9,505.432	16.29
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-I	182,241.446	8.48

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS FORT TREND FUND-CLASS-A	439,398.803	6.06
	VIRTUS FORT TREND FUND-CLASS-C	52,501.383	9.04
	VIRTUS FORT TREND FUND-CLASS-I	223,533.512	12.78
	VIRTUS FORT TREND FUND-CLASS-R6	24,204.172	52.64
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-C	24,978.501	8.17
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-I	859,225.053	44.68
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-R6	29,691.503	41.58
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS-I	1,574.306	13.6
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-A	215,149.480	7.55
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-I	6,259,211.576	34.5
	VIRTUS KAR EQUITY INCOME FUND-CLASS-A	407,133.568	6.84
	VIRTUS KAR EQUITY INCOME FUND-CLASS-I	115,156.912	17.29
	VIRTUS KAR EQUITY INCOME FUND-CLASS-R6	74,295.907	87.89
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-A	111,585.142	6.78
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-C	4,399.740	7.32
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-I	361,018.473	39.95
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-R6	140,196.674	90.69
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-A	486,394.529	12.93
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-I	13,479,543.145	14.16
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-R6	1,773,204.979	21.8
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-R6	1,078,199.201	13.25
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-R6	620,712.790	7.63
	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-I	5,373,938.553	76.74

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	136,424.038	8.59
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	2,743,415.344	11.53
	VIRTUS KAR MID-CAP CORE FUND-CLASS-R6	414,038.846	41.93
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-A	1,363,691.829	18.48
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-I	6,049,529.405	21.3
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-R6	271,651.254	9.17
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	230,646.295	7.21
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	5,622,492.353	21.65
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-R6	1,427,149.876	17.75
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-A	2,890,647.316	20.32
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-C	449,692.807	6.78
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-I	11,122,133.912	12.57
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-R6	1,522,007.207	35.67
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-A	291,628.908	6.35
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-I	4,397,134.347	10.95
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-R6	899,835.988	34.49
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-A	322,507.509	11.99
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-I	5,271,941.941	7.75
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-R6	166,916.424	14.5
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-I	121,329.316	42.58
	VIRTUS KAR SMALL-MID CAP VALUE FUND-CLASS-I	29,152.215	73.03
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-C	10,843.133	6.43
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-I	1,052,993.860	12.56
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-R6	132,859.207	93.59
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-C	49,105.309	15.63
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-I	563,035.726	32.91

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-R6	460,796.991	94.62
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-A	707,954.021	8.41
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-I	8,092,213.096	17.29
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-A	9,922,502.976	5.28
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C	2,471,108.962	5.26
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C1	968,376.088	7.78
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-I	97,908,452.034	9.27
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-R6	682,241.162	10.77
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-A	405,154.135	5.62
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-I	2,192,168.808	11.79
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-R6	330,378.759	56.13
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-C	66,981.778	7.14
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-R6	14,636.890	9.37
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-A	277,759.197	8.87
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-I	505,679.132	10.53
	VIRTUS SEIX CORE BOND FUND-CLASS-A	187,475.806	25.48
	VIRTUS SEIX CORE BOND FUND-CLASS-I	736,342.684	11.08
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-A	555,144.781	75.34
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-C	11,480.776	14.88

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-I	597,733.192	8.22
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-A	504,320.549	9.66
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-C	280,020.610	17.37
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-I	45,835,858.675	14.8
	VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND-CLASS-A	49,134.503	12.04
	VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND-CLASS-I	354,714.466	12.48
	VIRTUS SEIX HIGH INCOME FUND-CLASS-A	913,442.427	35.86
	VIRTUS SEIX HIGH INCOME FUND-CLASS-I	2,392,223.267	9.65
	VIRTUS SEIX HIGH YIELD FUND-CLASS-A	561,179.031	40.76
	VIRTUS SEIX HIGH YIELD FUND-CLASS-I	6,770,107.214	18.27
	VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND-CLASS-A	238,642.613	37.31
	VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND-CLASS-I	3,767,209.753	21.24
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-A	81,051.082	14.18
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-C	11,788.456	10.42
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-I	68,530.710	10.38
	VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND-CLASS-A	54,329.639	58.88
	VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND-CLASS-I	94,469.314	17.02
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-A	235,383.740	24.59
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-I	3,296,317.789	14.89
	VIRTUS SEIX ULTRA-SHORT BOND FUND-CLASS-I	1,522,135.298	36.27
	VIRTUS SEIX US US GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND-CLASS-I	4,507,007.725	8.58
	VIRTUS SEIX US MORTGAGE FUND-CLASS-A	242,723.457	74.77

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS SEIX US MORTGAGE FUND-CLASS-I	77,827.200	27.05
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-C	15,850.223	6.65
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-I	839,439.178	50.28
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-A	246,012.078	36.42
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-I	315,422.202	9.63
	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-A	10,005,637.147	59.46
	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-I	290,819.058	26.52
	VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND-CLASS-A	668,774.323	42.67
	VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND-CLASS-I	122,806.554	8.41
	VIRTUS STONE HARBOR EMERGING MARKET DEBT ALLOCATION FUND-CLASS-I	196,249.963	17.91
	VIRTUS STONE HARBOR EMERGING MARKETS DEBT FUND-CLASS-I	29,757,223.349	29.39
	VIRTUS STONE HARBOR LOCAL MARKETS FUND-CLASS-I	6,625,043.628	64.93
	VIRTUS STONE HARBOR STRATEGIC INCOME FUND-CLASS-I	220,808.386	6.6
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-A	4,615,879.549	7.33
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-C	89,365.237	5.3
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-I	362,577.198	10.86
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-A	1,574,093.277	5.23
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-I	30,715,997.664	11.76
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-R6	2,200,870.575	16.06
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-R6	1,787,413.679	13.04

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-A	389,502.559	5.66
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-I	1,961,347.837	8.41
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-R6	325,007.714	13.64
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-R6	304,524.513	12.78
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-A	586,175.708	8.75
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-C	54,186.369	5.39
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-I	1,698,458.999	22.02
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-A	16,101.692	6.79
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-C	7,504.646	28.15
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-I	38,076.071	8.1
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-R6	78,838.902	21.61
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-A	1,675,119.500	40.7
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-I	1,396,091.768	13.71
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	VIRTUS SEIX CORE BOND FUND-CLASS-A	66,309.415	9.01
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-A	38,684.148	6.77
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-C	19,478.824	6.19
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-C	132,673.732	7.74
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-A	52,085.592	7.05
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-C	12,064.341	6.34
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-A	241,740.881	11.74

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-C	47,498.211	15.96
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-I	667,477.028	26.56
	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-C	3,912.486	12.58
	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-I	485,707.066	12.99
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-C	7,330.711	13.79
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-I	49,792.819	6.24
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-A	411,126.072	7.55
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-C	95,080.826	39.6
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-I	1,756,291.014	18.06
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-A	144,997.661	16.5
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-C	19,332.786	33.13
	VIRTUS FORT TREND FUND-CLASS-A	761,062.832	10.5
	VIRTUS FORT TREND FUND-CLASS-C	74,285.331	12.79
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-C	24,132.211	7.89
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS-A	2,165.517	17.48
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-A	294,435.320	10.33
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-C	9,559.611	6.09
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-I	1,354,774.124	7.47
	VIRTUS KAR EQUITY INCOME FUND-CLASS-A	365,639.865	6.14
	VIRTUS KAR EQUITY INCOME FUND-CLASS-C	24,201.536	12.56
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-C	9,248.556	15.39

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-A	236,754.274	6.3
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-C	105,457.782	6.07
	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-A	20,935.066	15.51
	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-C	8,416.487	34.74
	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	162,139.426	10.21
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	186,237.553	13.18
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	1,563,807.415	6.57
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-C	213,003.988	10.94
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-I	1,790,324.534	6.3
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	127,536.847	5.68
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-A	805,748.023	5.66
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-C	415,674.377	6.27
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-I	5,687,670.092	6.43
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-A	180,347.186	6.71
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-C	158,539.049	8.05
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-A	17,880.495	35.32
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-C	2,198.717	17.08
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-I	125,891.220	44.18
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-A	160,173.890	5.8
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-C	18,931.764	11.23
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-I	251,405.591	14.7
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C	3,721,331.144	7.93
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-A	375,213.545	5.2

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-C	58,463.288	6.23
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-C	21,227.624	9.03
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-A	44,631.766	6.06
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-C	8,348.491	10.82
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-I	936,777.054	12.89
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-A	265,156.873	5.08
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-I	53,188,968.862	17.18
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-C	38,414.041	33.95
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-I	37,997.305	5.75
	VIRTUS SEIX ULTRA-SHORT BOND FUND-CLASS-A	251,204.631	41.84
	VIRTUS SEIX ULTRA-SHORT BOND FUND-CLASS-I	506,233.676	12.06
	VIRTUS SEIX US US GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND-CLASS-A	146,994.821	9.8
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-A	196,472.815	16.9
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-C	50,910.946	21.37
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-A	52,576.083	7.78
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-I	164,275.719	5.01
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-A	3,269,088.824	5.19
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-C	160,115.690	9.49
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-I	272,966.021	8.17
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-R6	2,979,397.626	71.87
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-A	58,451.859	24.65
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-C	1,548.041	5.81
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-A	331,883.223	8.06
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-I	751,417.792	7.38

Shareholder	Fund/Class	Shares	Percent of Class
PETER J WILBY PRINCETON JCT NJ 08550-2135	VIRTUS STONE HARBOR STRATEGIC INCOME FUND-CLASS-I	423,962.256	12.68
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXX THE INFIRMARY 401(K) PLAN 5 MOBILE INFIRMARY CIR MOBILE AL 36607-3513	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-I	2,921,484.295	7.4
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXX OLL BROTHERS 401(K) 1140 VIRGINIA DRIVE FORT WASHINGTON PA 19034	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-I	4,402,656.222	11.15
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXX KOLEY JESSEN P.C. 401(K) PLAN 1125 S 103RD ST STE 800 OMAHA NE 68124-1079	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-R6	525,335.954	10.78
PTS ASSET MANAGEMENT WILLIAM F WADSWORTH A PARTNERSHIP 565 WASHINGTON AVE STE 7 NORTH HAVEN CT 06473-1120	VIRTUS KAR EQUITY INCOME FUND-CLASS-I	81,136.130	12.18
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-C	266,706.121	15.56
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-A	360,337.891	17.5
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-A	56,871.932	5.83
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-C	5,651.049	10.63
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-I	122,976.539	15.41
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-C	56,437.499	23.51
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-C	10,597.928	6.75
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-I	3,516,573.945	19.38
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-C	3,541.388	5.89
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-I	295,415.395	32.69

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-C	378,573.770	21.8
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-I	6,888,037.048	7.24
	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	304,509.526	19.18
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	160,191.822	11.33
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	2,233,652.611	9.39
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-C	271,534.836	13.95
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-I	1,804,113.958	6.35
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	418,969.574	13.1
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	318,025.870	14.16
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	1,958,241.322	7.54
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-C	509,691.489	7.69
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-I	4,683,620.402	5.29
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-C	59,343.052	8.08
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-A	194,758.773	7.24
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-C	332,968.811	16.91
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-I	5,675,403.591	8.35
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-C	52,248.781	16.63
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C1	953,922.041	7.66
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-C	80,111.114	5.07
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-A	646,127.076	8.71
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-I	865,798.858	18.04
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-C	5,528.398	7.16
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-A	482,154.578	9.23

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-C	182,895.241	11.35
	VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND-CLASS-I	157,550.128	5.54
	VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND-CLASS-A	68,346.963	10.69
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-C	12,384.331	10.95
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-I	50,333.958	7.62
	VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND-CLASS-I	40,690.422	7.33
	VIRTUS SEIX ULTRA-SHORT BOND FUND-CLASS-A	60,259.293	10.04
	VIRTUS SEIX US US GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND-CLASS-A	136,967.035	9.13
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-I	183,663.193	5.61
	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-I	91,455.592	8.34
	VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND-CLASS-A	136,454.074	8.71
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-C	173,647.965	10.3
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-I	259,244.013	7.76
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-C	47,527.314	10.93
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-I	1,707,762.467	7.33
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-C	62,768.055	6.24
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-I	820,027.739	10.63
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-I	707,940.700	6.95
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-C	112,515.102	6.57
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-C	5,681.987	5.09

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-A	294,578.747	10.33
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-C	11,640.922	7.41
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-A	455,621.787	6.17
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-A	743,718.665	5.23
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-A	3,717.472	7.34
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-I	19,792.388	6.95
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-I	1,422,643.586	7.65
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-I	3,350,639.446	21.6
	VIRTUS SEIX US US GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND-CLASS-A	515,500.841	34.38
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-I	175,930.065	5.27
RELIANCE TRUST CO FBO MASSMUTUAL VARIOUS NON QUALIFIED RPO BOX 78446 ATLANTA GA 30357	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-R6	7,159.839	18.7
RELIANCE TRUST COMPANY FBO AOPA EMPLOYEES’ PO BOX 78446 ATLANTA GA 30357	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-R6	224,481.871	19.5
RELIANCE TRUST FBO PENTEGRA OMNIBUS PO BOX 48529 ATLANTA GA 30362-1529	VIRTUS SEIX US MORTGAGE FUND-CLASS-I	17,008.164	5.91
ROBERT LAWRENCE ROHN DARIEN CT 06820-0000	VIRTUS SGA EMERGING MARKETS GROWTH FUND-CLASS-R6	217,865.703	48.12
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-R6	488,104.035	17.93
	VIRTUS SGA NEW LEADERS GROWTH FUND-CLASS-R6	384,447.283	49.44
SAN JOAQUIN COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION 6 S EL DORADO ST STE 400 STOCKTON CA 95202-2804	VIRTUS STONE HARBOR LOCAL MARKETS FUND-CLASS-I	521,980.296	5.12
SAXON & CO. FBO 404XXXXXXXXXXX P O BOX 94597 CLEVELAND OH 44101	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-R6	423,790.989	16.24
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-R6	8,517,200.603	23.59

Shareholder	Fund/Class	Shares	Percent of Class
SCOTT OHM WON KYUNG PHAK-OHM JTWROS EDGEWATER NJ 07020-1610	VIRTUS SGA EMERGING MARKETS GROWTH FUND-CLASS-R6	29,388.502	6.49
SEI PRIVATE TRUST COMPANY C/O ID XXX ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-R6	761,471.656	7.44
	VIRTUS KAR MID-CAP CORE FUND-CLASS-R6	322,157.375	32.63
SEI PRIVATE TRUST COMPANY C/O ID XXX ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-R6	337,510.787	29.32
SEI PRIVATE TRUST COMPANY C/O MELLON CAIRNWOOD ID XXX ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	VIRTUS STONE HARBOR EMERGING MARKETS DEBT FUND-CLASS-I	5,208,786.044	5.14
SEI PRIVATE TRUST COMPANY C/O REGIONS 1 FREEDOM VALLEY DRIVE OAKS PA 19456	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-R6	498,704.828	6.2
SEI PRIVATE TRUST COMPANY C/O SECURITY NATIONAL ID XXX ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND-CLASS-I	1,432,383.391	8.08
SEI PRIVATE TRUST COMPANY C/O TRUIST ID XXX ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS, PA 19456	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-R6	365,910.871	14.02
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-I	434,018.149	65.72
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-R6	677,237.460	13.89
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-R6	689,491.115	28.95
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-R6	769,893.410	7.53
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-R6	4,444,649.590	12.31
	VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND-CLASS-I	689,124.921	24.24
	VIRTUS SEIX HIGH INCOME FUND-CLASS-R6	948,905.994	52.55
	VIRTUS SEIX HIGH YIELD FUND-CLASS-R6	675,497.900	12.74
	VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND-CLASS-I	2,946,936.817	16.62
	VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND-CLASS-I	36,788.968	6.63
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-R6	1,084,626.652	22.25
	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-I	95,299.903	8.69

Shareholder	Fund/Class	Shares	Percent of Class
SEI PRIVATE TRUST COMPANY C/O UNION BANK ID XXX ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-I	325,943.493	6.79
SHEET METAL WORKERS LOCAL 33 CLEVELAND DISTRICT PENSION 12515 CORPORATE DR PARMA OH 44130-9322	VIRTUS STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND-CLASS-I	75,927.673	9.35
STATE STREET BANK & TRUST COMPANY TTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-R6	23,393.059	13.02
STATE STREET BANK 10/01/02 STATE OF MICHIGAN 401K PO BOX 5501 BOSTON MA 02206-5501	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-I	7,450,424.197	40.12
STATE STREET BANK CUSTODIAN (FBO) CUSTODIAN ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-A	3,428,403.860	11.38
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-A	507,219.963	7.36
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND ATTN: MR ALBERTO GIORDANO 31 W 52ND ST STE 1602 NEW YORK NY 10019-6125	VIRTUS STONE HARBOR LOCAL MARKETS FUND-CLASS-I	534,873.936	5.24
STONE HARBOR EMERGING MARKETS DEBT FUND 31 W 52ND ST FL 16 NEW YORK NY 10019-7627	VIRTUS STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND-CLASS-I	554,494.138	68.27
STONE HARBOR STRATEGIC INCOME FUND ATTN: MR ALBERTO GIORDANO 31 W 52ND ST STE 1602 NEW YORK NY 10019-6125	VIRTUS STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND-CLASS-I	179,753.853	22.13
	VIRTUS STONE HARBOR HIGH YIELD BOND FUND-CLASS-I	1,196,524.911	8.93
SUNTRUST BANK AND VARIOUS BENEFIT PC/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	VIRTUS SEIX US MORTGAGE FUND-CLASS-I	74,120.964	25.76
SUNTRUST BANK FBOVARIOUS SUNTRUST OMNIBUS ACCOUNTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	VIRTUS SEIX CORE BOND FUND-CLASS-R6	118,592.869	56.15

Shareholder	Fund/Class	Shares	Percent of Class
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-A	245,375.059	27.93
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-A	397,936.528	13.96
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-A	291,154.745	7.74
	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-A	70,427.361	52.17
	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-C	3,756.988	15.51
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-A	179,367.701	5.73
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-I	440,906.015	6.07
	VIRTUS SEIX HIGH YIELD FUND-CLASS-I	2,633,058.570	7.11
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-C	11,807.692	10.44
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-I	522,964.615	15.96
	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-I	61,984.684	5.65
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-R6	2,640,933.313	19.27
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-A	13,831.510	5.83
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-C	11,012.417	41.31
	VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND-CLASS-I	138,002.759	29.36
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-A	384,967.779	9.35
THE NORTHERN TRUST COMPANY AS TRUSTEE FBO GENUINE PARTS-DV PO BOX 92994 CHICAGO IL 60675-2994	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-R6	2,620,248.516	9
THOMAS ALAN ROGERS ELLEN JUNE ROGERS JTWROS SUBJECT TO VIR TOD RULES PITTSFIELD MA 01201-1595	VIRTUS KAR SMALL-MID CAP VALUE FUND-CLASS-A	11,494.253	49.19
TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-R6	5,970,603.672	8.41

Shareholder	Fund/Class	Shares	Percent of Class
UBS WM USA XXX XXXXX XXXX SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-C	21,750.355	6.91
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-C	5,969.518	5.35
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-C	10,145.407	5.33
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-I	534,345.428	5.15
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-A	139,334.611	6.77
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-C	30,228.956	10.15
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-I	140,347.158	5.58
	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-A	50,029.817	12.82
	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-C	9,035.420	29.06
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-I	116,862.143	14.64
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-I	503,377.676	5.18
	VIRTUS FORT TREND FUND-CLASS-A	423,649.603	5.85
	VIRTUS FORT TREND FUND-CLASS-I	259,935.959	14.86
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-I	1,449,458.203	7.99
	VIRTUS KAR EQUITY INCOME FUND-CLASS-A	341,410.399	5.74
	VIRTUS KAR EQUITY INCOME FUND-CLASS-C	11,076.244	5.75
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-C	4,162.572	6.93
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-A	507,512.065	13.5

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-C	245,701.885	14.15
	VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND-CLASS-I	16,053,021.216	16.86
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	1,811,844.572	7.61
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-I	1,906,150.037	6.71
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	397,615.460	12.43
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	251,764.552	11.21
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	4,847,193.802	18.66
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-C	413,757.941	6.24
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-C	67,408.382	9.18
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-I	3,144,908.344	7.83
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-I	12,942,448.929	19.03
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-I	4,297,520.986	51.25
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-C	31,682.591	10.09
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-A	468,314.928	5.56
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-I	5,133,316.996	10.97
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-A	26,310,347.952	14
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-I	163,897,578.689	15.51
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-A	567,054.134	7.86
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-C	243,621.063	15.42
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-I	3,522,882.402	18.95

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-A	844,015.104	11.38
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-C	106,468.296	11.34
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-I	1,722,656.610	11.11
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-A	179,021.633	5.72
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-C	28,324.356	12.05
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-I	612,176.969	12.75
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-A	366,410.725	7.02
	VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND-CLASS-A	160,538.940	39.35
	VIRTUS SEIX HIGH INCOME FUND-CLASS-I	1,281,610.574	5.17
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-A	71,075.560	12.44
	VIRTUS SEIX ULTRA-SHORT BOND FUND-CLASS-I	266,993.575	6.36
	VIRTUS SEIX US US GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND-CLASS-A	193,269.869	12.89
	VIRTUS SEIX US US GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND-CLASS-I	4,435,890.666	8.45
	VIRTUS SGA EMERGING MARKETS GROWTH FUND-CLASS-I	10,728.972	39.43
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-I	250,417.545	7.64
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-I	236,004.690	7.07
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-C	884,875.280	15.05
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-I	13,441,103.513	5.15
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-C	38,461.325	8.84
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-C	170,850.976	16.99
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-I	1,231,466.968	15.96

Shareholder	Fund/Class	Shares	Percent of Class
UMB BANK NA FBO FIDUCIARY FOR VARIOUS RETIREMENT PROGRAMS ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-1000	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-A	1,917,262.887	9.42
	VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND-CLASS-A	1,568,254.826	31.63
	VIRTUS SGA GLOBAL GROWTH FUND-CLASS-A	702,096.263	60.39
US BANK NA FBO AMERICAN HEART ASSOCIATION PO BOX 1787 MILWAUKEE WI 53201-1787	VIRTUS STONE HARBOR STRATEGIC INCOME FUND-CLASS-I	2,471,616.216	73.9
US BANK NA FBO NBA PLAYERS PO BOX 1787 MILWAUKEE WI 53201-1787	VIRTUS STONE HARBOR LOCAL MARKETS FUND-CLASS-I	1,479,816.284	14.5
US BANK NA FBO OMAHA PUBLIC POWER DISTRICT RETIREMENT PLAN AND TRUST 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	VIRTUS STONE HARBOR EMERGING MARKETS DEBT FUND-CLASS-I	5,866,004.150	5.79
VALLEE & CO FBO XX C/O RELIANCE TRUST COMPANY WI MAILCODE BD1N-ATTN MF 4900 W BROWN DEER ROAD MILWAUKEE WI 53223	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-R6	1,156,842.820	39.05
VANGUARD FIDUCIARY TRUST CO FBO PHOENIX FUNDS ATTN OUTSIDE FUNDS K14 100 VANGUARD BLVD MALVERN PA 19355-2331	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-R6	211,877.624	18.41
VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355-2331	VIRTUS SGA EMERGING MARKETS GROWTH FUND-CLASS-A	4,320.271	26.48
VIRTUS DUFF & PHELPS REAL ASSET FUND ATTN JAMES SENA C/O VIRTUS INVESTMENT PARTNERS ONE FINANCIAL PLAZA HARTFORD CT 06103	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-R6	145,368.808	5.54
VIRTUS DUFF & PHELPS REAL ASSET FUND ATTN JAMES SENA C/O VIRTUS INVESTMENT PARTNERS ONE FINANCIAL PLAZA HARTFORD CT 06103	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-R6	342,316.251	49.44
VIRTUS DUFF & PHELPS REAL ASSET FUND ATTN JAMES SENA C/O VIRTUS INVESTMENT PARTNERS ONE FINANCIAL PLAZA HARTFORD CT 06103	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-I	348,355.113	16.21
VIRTUS DUFF & PHELPS REAL ASSET FUND ATTN JAMES SENA C/O VIRTUS INVESTMENT PARTNERS ONE FINANCIAL PLAZA HARTFORD CT 06103	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-R6	129,710.720	83

Shareholder	Fund/Class	Shares	Percent of Class
VIRTUS PARTNERS INC (DEFERRED MUTUAL FUND INVESTMENTS) ATTN DAVID HANLEY 1 FINANCIAL PLZ HARTFORD CT 06103-2608	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-R6	31,873.714	44.64
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS-R6	53,141.000	16.45
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-R6	35,504.320	36.32
	VIRTUS KAR EQUITY INCOME FUND-CLASS-R6	5,403.633	6.39
	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-R6	21,693.594	56.66
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-R6	43,143.000	12.66
	VIRTUS KAR SMALL-MID CAP VALUE FUND-CLASS-R6	79,336.000	22.71
VIRTUS PARTNERS INC ONE FINANCIAL PLAZA 26TH FL HARTFORD CT 06103	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-R6	7,564.297	100
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-C	10,430.877	17.87
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-I	512,772.816	23.85
	VIRTUS FORT TREND FUND-CLASS-R6	14,720.415	32.01
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-R6	5,417.118	7.59
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS-A	10,000.000	80.73
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS-C	10,000.000	100
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS-I	10,000.000	86.4
	VIRTUS KAR DEVELOPING MARKETS FUND-CLASS-R6	270,000.000	83.55
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-R6	8,090.615	8.28
	VIRTUS KAR EQUITY INCOME FUND-CLASS-R6	4,830.918	5.72
	VIRTUS KAR LONG SHORT EQUITY FUND-CLASS-R6	6,600.000	17.24
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-A	10,000.000	19.75
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-C	10,000.000	77.7
	VIRTUS KAR SMALL-MID CAP GROWTH FUND-CLASS-R6	270,000.000	79.22

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS KAR SMALL-MID CAP VALUE FUND-CLASS-A	10,000.000	42.79
	VIRTUS KAR SMALL-MID CAP VALUE FUND-CLASS-C	10,000.000	97.09
	VIRTUS KAR SMALL-MID CAP VALUE FUND-CLASS-I	10,000.000	25.05
	VIRTUS KAR SMALL-MID CAP VALUE FUND-CLASS-R6	270,000.000	77.29
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-R6	9,097.998	6.41
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-R6	25,811.752	5.3
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-R6	11,177.985	7.15
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-R6	10,256.410	100
	VIRTUS SGA EMERGING MARKETS GROWTH FUND-CLASS-A	10,000.000	61.29
	VIRTUS SGA EMERGING MARKETS GROWTH FUND-CLASS-C	10,000.000	94.92
	VIRTUS SGA EMERGING MARKETS GROWTH FUND-CLASS-I	10,000.000	36.75
	VIRTUS SGA NEW LEADERS GROWTH FUND-CLASS-A	10,000.000	89.81
	VIRTUS SGA NEW LEADERS GROWTH FUND-CLASS-C	10,000.000	100
	VIRTUS SGA NEW LEADERS GROWTH FUND-CLASS-I	10,000.000	65.42
	VIRTUS SGA NEW LEADERS GROWTH FUND-CLASS-R6	270,000.000	34.72
	VIRTUS STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND-CLASS-A	12,254.902	100
	VIRTUS STONE HARBOR EMERGING MARKET DEBT ALLOCATION FUND-CLASS-A	12,886.598	100
	VIRTUS STONE HARBOR EMERGING MARKETS DEBT FUND-CLASS-A	12,406.948	100
	VIRTUS STONE HARBOR HIGH YIELD BOND FUND-CLASS-A	13,368.984	100
	VIRTUS STONE HARBOR LOCAL MARKETS FUND-CLASS-A	12,970.169	100
	VIRTUS STONE HARBOR STRATEGIC INCOME FUND-CLASS-A	11,248.594	100
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-R6	8,012.821	95

Shareholder	Fund/Class	Shares	Percent of Class
VONTOBEL ASSET MANAGEMENT INC 1540 BROADWAY 38TH FL NEW YORK NY 10036	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-R6	421,547.135	10.17
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-I	2,410,847.524	6.11
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-R6	309,006.556	6.34
	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-A	2,862,901.672	19.42
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-A	1,482,126.378	7.28
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-R6	4,452,913.435	6.27
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-A	143,350.968	14.98
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-R6	23,004.926	11.52
WELLS FARGO BANK NA FBO OMNIBUS CASH CASH XXXX0 PO BOX 1533 MINNEAPOLIS, MN 55480	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-R6	4,582,861.125	56.99
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-R6	79,167.779	6.88
	VIRTUS SEIX US US GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND-CLASS-R6	7,081,828.600	62.03
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-R6	46,972.255	12.88
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND-CLASS-C	18,992.007	6.03
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-C	381,866.801	22.28
	VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND-CLASS-I	70,438,964.907	42.64
	VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND-CLASS-C	16,871.574	8.86
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-A	114,744.300	5.57
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-C	35,740.442	12.01
	VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND-CLASS-I	245,735.025	9.78
	VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS-A	130,813.768	33.53
	VIRTUS DUFF & PHELPS REAL ASSET FUND-CLASS-A	66,907.829	6.86

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND-CLASS-C	12,106.423	5.04
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS-I	127,426.800	5.93
	VIRTUS FORT TREND FUND-CLASS-A	1,160,484.012	16.01
	VIRTUS FORT TREND FUND-CLASS-C	186,930.566	32.18
	VIRTUS FORT TREND FUND-CLASS-I	378,283.884	21.63
	VIRTUS KAR CAPITAL GROWTH FUND-CLASS-C	21,370.418	6.99
	VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND-CLASS-C	19,178.201	12.21
	VIRTUS KAR EQUITY INCOME FUND-CLASS-A	464,678.192	7.81
	VIRTUS KAR EQUITY INCOME FUND-CLASS-C	15,331.212	7.95
	VIRTUS KAR EQUITY INCOME FUND-CLASS-I	62,413.823	9.37
	VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND-CLASS-C	11,291.392	18.79
	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	167,561.496	10.55
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	326,550.606	23.1
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	2,773,472.658	11.66
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-A	450,544.584	6.1
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-C	680,167.879	34.94
	VIRTUS KAR MID-CAP GROWTH FUND-CLASS-I	3,754,575.217	13.22
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	387,480.556	12.12
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	418,143.498	18.62
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	2,496,002.224	9.61
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-A	877,561.774	6.17
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-C	1,362,465.844	20.55
	VIRTUS KAR SMALL-CAP GROWTH FUND-CLASS-I	6,887,716.791	7.79
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-A	522,075.493	11.36
	VIRTUS KAR SMALL-CAP VALUE FUND-CLASS-C	133,175.183	18.13

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-A	268,931.418	10
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-C	178,827.830	9.08
	VIRTUS KAR SMALL-MID CAP CORE FUND-CLASS-I	3,866,637.370	5.69
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-A	187,790.101	6.81
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-C	33,619.190	19.95
	VIRTUS NEWFLEET CORE PLUS BOND FUND-CLASS-I	814,682.047	9.72
	VIRTUS NEWFLEET HIGH YIELD FUND-CLASS-I	119,610.771	6.99
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-A	1,066,036.410	12.66
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-C	216,666.143	14.67
	VIRTUS NEWFLEET LOW DURATION CORE PLUS BOND FUND-CLASS-I	4,120,663.496	8.81
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-A	15,513,117.352	8.26
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C	18,307,572.960	38.99
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-C1	2,602,033.614	20.9
	VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND-CLASS-I	80,442,408.261	7.61
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-A	592,841.947	8.22
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-C	231,671.893	14.67
	VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS-I	1,409,293.131	7.58
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-A	782,624.904	10.55
	VIRTUS NEWFLEET SENIOR FLOATING RATE FUND-CLASS-C	101,834.654	10.85
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-A	319,212.014	10.2

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-C	48,771.181	20.75
	VIRTUS NEWFLEET TAX-EXEMPT BOND FUND-CLASS-I	326,053.501	6.79
	VIRTUS SEIX CORPORATE BOND FUND-CLASS-C	26,684.923	34.58
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-A	572,490.830	10.96
	VIRTUS SEIX FLOATING RATE HIGH INCOME FUND-CLASS-C	204,758.496	12.7
	VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND-CLASS-A	49,123.945	12.04
	VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND-CLASS-I	246,303.536	8.67
	VIRTUS SEIX HIGH INCOME FUND-CLASS-A	173,357.216	6.81
	VIRTUS SEIX HIGH YIELD FUND-CLASS-A	97,513.008	7.08
	VIRTUS SEIX HIGH YIELD FUND-CLASS-I	5,437,637.409	14.68
	VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND-CLASS-A	109,786.519	17.16
	VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND-CLASS-I	1,019,304.755	5.75
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-A	58,086.461	10.16
	VIRTUS SEIX SHORT-TERM BOND FUND-CLASS-C	23,450.847	20.73
	VIRTUS SEIX TOTAL RETURN BOND FUND-CLASS-I	1,713,136.583	7.74
	VIRTUS SEIX ULTRA-SHORT BOND FUND-CLASS-I	929,831.200	22.16
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-A	98,082.529	14.52
	VIRTUS SGA INTERNATIONAL GROWTH FUND-CLASS-I	547,834.602	16.72
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-A	3,707,938.376	5.89
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-C	334,226.594	19.82
	VIRTUS TACTICAL ALLOCATION FUND-CLASS-I	354,684.984	10.62
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-A	2,622,839.277	8.71

Shareholder	Fund/Class	Shares	Percent of Class
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-C	1,596,196.127	27.15
	VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND-CLASS-I	24,698,006.347	9.46
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-C	79,871.981	18.36
	VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND-CLASS-I	1,239,125.056	5.32
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-A	384,171.729	5.73
	VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND-CLASS-C	123,287.622	12.26
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-A	334,598.241	8.13
	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND-CLASS-I	1,111,956.705	10.92

VIRTUS MUTUAL FUNDS P.O. BOX 9874 PROVIDENCE, RI 02940-8074 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY D87041-S47212 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends a vote FOR the following: For All Withhold All For All Except 1. Election of Trustees Nominees: For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. The Board of Trustees recommends a vote FOR the following proposal: NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date 01) Sarah E. Cogan 02) Deborah A. DeCotis 03) F. Ford Drummond 04) Sidney E. Harris 05) Connie D. McDaniel 06) Keith R. Walton 07) Brian T. Zino 6. If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum exists but there are not sufficient votes at the time of the Meeting to approve a Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. D87042-S47212 PROXY Virtus Alternative Solutions Trust Virtus Asset Trust Virtus Equity Trust Virtus Opportunities Trust (each a "Trust", and each series thereof, a "Fund") SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2022 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of a Fund, a series of a Trust, revoking previous proxies, hereby appoint(s) George R. Aylward, Kevin J. Carr and Jennifer S. Fromm, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Funds to be held virtually on June 28, 2022 at 3:00 PM Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposals Continued and to be signed on reverse side

VIRTUS MUTUAL FUNDS P.O. BOX 9874 PROVIDENCE, RI 02940-8074 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY D87043-S47212 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends a vote FOR the following: For All Withhold All For All Except 1. Election of Trustees Nominees: For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. The Board of Trustees recommends a vote FOR the following proposal: NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date 01) Sarah E. Cogan 02) Deborah A. DeCotis 03) F. Ford Drummond 04) Sidney E. Harris 05) Connie D. McDaniel 06) Keith R. Walton 07) Brian T. Zino 2. To approve a proposal to permit the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner. 6. If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum exists but there are not sufficient votes at the time of the Meeting to approve a Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. D87044-S47212 PROXY Virtus Alternative Solutions Trust Virtus Asset Trust Virtus Equity Trust Virtus Opportunities Trust (each a "Trust", and each series thereof, a "Fund") SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2022 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of a Fund, a series of a Trust, revoking previous proxies, hereby appoint(s) George R. Aylward, Kevin J. Carr and Jennifer S. Fromm, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Funds to be held virtually on June 28, 2022 at 3:00 PM Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposals Continued and to be signed on reverse side

VIRTUS MUTUAL FUNDS P.O. BOX 9874 PROVIDENCE, RI 02940-8074 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY D87045-S47212 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends a vote FOR the following: For All Withhold All For All Except 1. Election of Trustees Nominees: For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. The Board of Trustees recommends a vote FOR the following proposal: NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date 01) Sarah E. Cogan 02) Deborah A. DeCotis 03) F. Ford Drummond 04) Sidney E. Harris 05) Connie D. McDaniel 06) Keith R. Walton 07) Brian T. Zino 2. To approve a proposal to permit the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner. 3. To approve a proposal to amend the fundamental restrictions of the Fund with respect to loans. 6. If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum exists but there are not sufficient votes at the time of the Meeting to approve a Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. D87046-S47212 PROXY Virtus Alternative Solutions Trust Virtus Asset Trust Virtus Equity Trust Virtus Opportunities Trust (each a "Trust", and each series thereof, a "Fund") SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2022 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of a Fund, a series of a Trust, revoking previous proxies, hereby appoint(s) George R. Aylward, Kevin J. Carr and Jennifer S. Fromm, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Funds to be held virtually on June 28, 2022 at 3:00 PM Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposals Continued and to be signed on reverse side

VIRTUS MUTUAL FUNDS P.O. BOX 9874 PROVIDENCE, RI 02940-8074 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY D87047-S47212 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends a vote FOR the following: For All Withhold All For All Except 1. Election of Trustees Nominees: For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. The Board of Trustees recommends a vote FOR the following proposal: NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date 01) Sarah E. Cogan 02) Deborah A. DeCotis 03) F. Ford Drummond 04) Sidney E. Harris 05) Connie D. McDaniel 06) Keith R. Walton 07) Brian T. Zino 2. To approve a proposal to permit the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner. 3. To approve a proposal to amend the fundamental restrictions of the Fund with respect to loans. 4. To approve a proposal to reclassify the investment objective of the Fund from fundamental to non-fundamental. 6. If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum exists but there are not sufficient votes at the time of the Meeting to approve a Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. D87048-S47212 PROXY Virtus Alternative Solutions Trust Virtus Asset Trust Virtus Equity Trust Virtus Opportunities Trust (each a "Trust", and each series thereof, a "Fund") SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2022 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of a Fund, a series of a Trust, revoking previous proxies, hereby appoint(s) George R. Aylward, Kevin J. Carr and Jennifer S. Fromm, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Funds to be held virtually on June 28, 2022 at 3:00 PM Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Any shareholders wishing to participate in theSpecial Meeting by means of remote communication can do so at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposals Continued and to be signed on reverse side

VIRTUS MUTUAL FUNDS P.O. BOX 9874 PROVIDENCE, RI 02940-8074 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY D87049-S47212 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends a vote FOR the following: For All Withhold All For All Except 1. Election of Trustees Nominees: For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. The Board of Trustees recommends a vote FOR the following proposal: NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date 01) Sarah E. Cogan 02) Deborah A. DeCotis 03) F. Ford Drummond 04) Sidney E. Harris 05) Connie D. McDaniel 06) Keith R. Walton 07) Brian T. Zino 2. To approve a proposal to permit the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner. 4. To approve a proposal to reclassify the investment objective of the Fund from fundamental to non-fundamental. 6. If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum exists but there are not sufficient votes at the time of the Meeting to approve a Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. D87050-S47212 PROXY Virtus Alternative Solutions Trust Virtus Asset Trust Virtus Equity Trust Virtus Opportunities Trust (each a "Trust", and each series thereof, a "Fund") SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2022 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of a Fund, a series of a Trust, revoking previous proxies, hereby appoint(s) George R. Aylward, Kevin J. Carr and Jennifer S. Fromm, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Funds to be held virtually on June 28, 2022 at 3:00 PM Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Any shareholders wishing to participate in theSpecial Meeting by means of remote communication can do so at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposals Continued and to be signed on reverse side

VIRTUS MUTUAL FUNDS P.O. BOX 9874 PROVIDENCE, RI 02940-8074 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY D87051-S47212 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends a vote FOR the following: For All Withhold All For All Except 1. Election of Trustees Nominees: For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. The Board of Trustees recommends a vote FOR the following proposal: NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date 01) Sarah E. Cogan 02) Deborah A. DeCotis 03) F. Ford Drummond 04) Sidney E. Harris 05) Connie D. McDaniel 06) Keith R. Walton 07) Brian T. Zino 2. To approve a proposal to permit the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner. 5. To approve a proposal to change the Fund’s status from diversified to non-diversified. 6. If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum exists but there are not sufficient votes at the time of the Meeting to approve a Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. D87052-S47212 PROXY Virtus Alternative Solutions Trust Virtus Asset Trust Virtus Equity Trust Virtus Opportunities Trust (each a "Trust", and each series thereof, a "Fund") SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2022 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of a Fund, a series of a Trust, revoking previous proxies, hereby appoint(s) George R. Aylward, Kevin J. Carr and Jennifer S. Fromm, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Funds to be held virtually on June 28, 2022 at 3:00 PM Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposals Continued and to be signed on reverse side